VANGUARD
TAX-MANAGED FUNDS

VANGUARD TAX-MANAGED BALANCED FUND

VANGUARD TAX-MANAGED GROWTH AND
  INCOME FUND

VANGUARD TAX-MANAGED CAPITAL
  APPRECIATION FUND

VANGUARD TAX-MANAGED SMALL-CAP FUND

[PHOTO]

SEMIANNUAL
REPORT
JUNE 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        5

                              PERFORMANCE SUMMARIES
                                        7

                                  FUND PROFILES
                                        11

                              FINANCIAL STATEMENTS
                                        18

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                [PHOTO]
John J. Brennan        John C. Bogle
Chairman & CEO         Senior Chairman

     The U.S. stock market advanced along a broad front during the six months ended June 30, 1999, helping the Vanguard Tax-Managed Funds to post strong returns during the first half of their fiscal year. Each of our three equity funds registered double-digit gains, including the new Tax-Managed Small-Cap Fund, which was in operation for just over three months of the period. The rise in stock prices came in the face of higher interest rates and lower bond prices, which restrained returns for our Tax-Managed Balanced Fund.

     As you know, the funds seek to minimize taxable gains and to keep portfolio turnover low in an effort to provide superior after-tax returns for shareholders. All four funds turned in solid performances in relation to their mutual fund competitors and all but the Growth and Income Fund exceeded the returns of their unmanaged index benchmarks.

     The +12.3% return of our Growth and Income Fund came just short of the +12.4% return of its benchmark, the Standard & Poor's 500 Index. Our Capital Appreciation Fund earned +15.6% for the half-year, well above the gain for its index benchmark. Despite a modest slump in the bond market, our Balanced Fund achieved an excellent half-year return of +6.5%, outperforming both of its comparative standards. In its brief 14 weeks of operation, our new Small-Cap Fund returned +17.4%, an outsized return based in part on lucky timing--the fund was launched when small-capitalization stock indexes were near their lows for the half-year.

     The table above compares the funds' total returns (capital change plus rein-vested dividends) with their comparative standards. The performance of the new Institutional Shares for our three equity funds, which are available for minimum investments of $10 million, is presented in the second table. Net asset values and



---------------------------------------------------------------
                                                TOTAL RETURNS
                                             SIX MONTHS ENDED
                                                JUNE 30, 1999
---------------------------------------------------------------
TAX-MANAGED GROWTH AND INCOME FUND              +12.3%
Average Growth and Income Fund                  +11.0
S&P 500 Index                                   +12.4
---------------------------------------------------------------
TAX-MANAGED CAPITAL APPRECIATION FUND           +15.6%
Average Growth Fund                             +11.7
Russell 1000 Index                              +11.5
---------------------------------------------------------------
TAX-MANAGED BALANCED FUND                       + 6.5%
Average Balanced Fund*                          + 5.6
Balanced Composite Index**                      + 5.3
---------------------------------------------------------------
TAX-MANAGED SMALL-CAP FUND (FROM 3/25)          +17.4%
Average Small-Cap Fund (from 3/25)              +17.5
S&P SmallCap 600 Index (from 3/25)              +16.7
---------------------------------------------------------------

 *Bond component not tax-exempt.
**50% Russell 1000 Index, 50% Lehman Brothers 7 Year
  Municipal Bond Index.


---------------------------------------------------------------
                                           TOTAL RETURNS
                                          SINCE INCEPTION*
INSTITUTIONAL SHARES                    THROUGH JUNE 30, 1999
---------------------------------------------------------------
TAX-MANAGED GROWTH AND INCOME FUND              +10.5%
Average Growth and Income Fund                  +12.3
S&P 500 Index                                   +10.5
---------------------------------------------------------------
TAX-MANAGED CAPITAL APPRECIATION FUND           +12.9%
Average Growth Fund                             + 9.8
Russell 1000 Index                              + 9.8
---------------------------------------------------------------
TAX-MANAGED SMALL-CAP FUND                      + 9.5%
Average Small-Cap Fund                          +10.0
S&P SmallCap 600 Index                          + 9.2
---------------------------------------------------------------

*For Tax-Managed Growth and Income Fund, March 4,
1999; for Tax-Managed Capital Appreciation Fund,
February 24, 1999; for Tax-Managed Small-Cap Fund,
April 21, 1999.

income dividends for each fund are presented in tables that follow this letter. By design, our funds did not realize any net capital gains during the half-year--nor have they since we created the Tax-Managed Funds in 1994.


THE PERIOD IN REVIEW

The key influences on financial markets during the first half of 1999 were the surprising strength of the U.S. economy's long-running expansion, promising corporate earnings, and increasing signs that a number of shaky foreign economies were on firmer footing. These factors were responsible for both broad-based gains in U.S. stocks and increases in interest rates, which sent bond prices lower.

     The U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +11.8%--equivalent to more than a full year's return based on historical norms. But the half-year saw a sharp rotation in market leadership. As the outlook for global economic growth kept improving, there was a notable revival in cyclical stocks--commodity-related companies, machinery makers, and other firms whose profit prospects are most closely tied to the economy's ups and downs. This was a welcome change for cyclicals and other value stocks, which had lagged the market not just in the first quarter but for much of the last five years. During the first quarter, the growth stocks within the S&P 500 Index outpaced the value stocks--those generally characterized by above-average dividend yields and below-average price/earnings ratios. However, the situation reversed during the second quarter, and for the half-year value stocks carried the day with a gain of +14.0% while growth stocks were up +11.0%.

     Also rebounding vigorously were small-company stocks, another market segment that had trailed large-cap stocks in recent years. The Russell 2000 Index of small-caps gained +15.6% for the quarter, nicely outpacing the large-cap-dominated S&P 500. Even so, the Russell 2000 trailed the S&P 500 for the half-year (+9.3% versus +12.4%).

     For bond investors, a surging economy has a dark side: the possibility that wage pressures and capacity constraints will push up inflation, which diminishes the buying power of future bond interest and principal payments. Interest rates held steady in January, but rose thereafter. And on the final day of the period, the Federal Reserve Board hiked its target for short-term interest rates by 0.25% amid concerns that higher inflation would be an inevitable by-product of strong growth. By June 30, yields on U.S. Treasury notes and bonds were higher by roughly 1 percentage point from their year-end 1998 levels. The yield of the benchmark 30-year Treasury bond increased 86 basis points (0.86 percentage point), from 5.10% to 5.96%. The rate rise was smaller for short-term securities, with the 3-month Treasury bill's yield rising 33 basis points, from 4.45% on December 31 to 4.78% on June 30.

PERFORMANCE OVERVIEW

The +12.3% return of our TAX-MANAGED GROWTH AND INCOME FUND exceeded by 1.3 percentage points the +11.0% gain of the average growth-and-income mutual fund, according to Lipper Inc., and was just a tad below the +12.4% return for the unmanaged S&P 500 Index.

     Our TAX-MANAGED CAPITAL APPRECIATION FUND, which tracks the Russell 1000 Index of the largest U.S. stocks, earned a remarkable half-year return of +15.6%, far outpacing the +11.7% gain recorded by the average growth fund, according to Lipper, and surpassing its benchmark index by 4.1 percentage points. Although the fund tracks the

Russell 1000, our returns diverge from those of the index from time to time because of techniques used to minimize the fund's taxable income. For example, to minimize taxable income the Capital Appreciation Fund emphasizes stocks in the Russell 1000 Index with below-average dividend yields. This bias led to an above-average weighting in technology-related stocks, which proved helpful during the first half of 1999, when the tech sector was a big winner. Over the long haul, we expect the returns from the fund and its benchmark index to be quite close.

     We also note that although our Capital Appreciation Fund outpaced the Growth and Income Fund during the half-year, we believe that the long-term pretax total returns of the two funds will be similar. However, we also expect that, for taxable investors, Capital Appreciation's emphasis on lower-yielding growth stocks will provide slightly superior after-tax returns over the long run.

     Our TAX-MANAGED BALANCED FUND, whose holdings are divided between Russell 1000 Index stocks and high-grade, intermediate-term, tax-exempt bonds, earned +6.5% during the half-year, exceeding both the +5.6% return of the average balanced fund and the +5.3% return of our balanced composite index. The composite index is split evenly between the Russell 1000 Index and the Lehman 7 Year Municipal Bond Index. The fund's return was outstanding on an absolute basis for a six-month period, but was well below gains posted by our all-equity funds. This gap reflects the disparity in returns for U.S. stocks and intermediate-term municipal bonds: The Russell 1000 Index gained +11.5%, while the Lehman 7 Year Municipal Bond Index posted a return of -0.9%. Because the Balanced Fund maintains its tax exemption for income only if municipal bonds make up at least 50% of its assets, we slightly overweight our bond position to ensure that we meet that requirement. The tax-exempt interest income earned by the Balanced Fund represented an annualized yield of 2.5% (after expenses) as of June 30, 1999.

     The TAX-MANAGED SMALL-CAP FUND, which began operations on March 25, posted a +17.4% gain through June 30. As mentioned earlier, the fund's inception happened to come just before a surge in small-cap stocks. Our return for this stub period was a whisker behind the +17.5% gain for the average small-cap fund and slightly ahead of the +16.7% return for our benchmark, the S&P SmallCap 600 Index.

IN SUMMARY

The divergence between stock and bond returns during the first half of 1999 reinforced the benefits of a balanced investment approach. Diversifying your investment program through holdings in stock funds, bond funds, and cash reserves gives you exposure to the rewards of the financial markets while spreading out the risks that go along with investing.

     Another key to successful investing is to minimize the impact of costs and taxes on your long-term returns. The Vanguard Tax-Managed Funds can help on both counts. We keep portfolio turnover and transaction costs low by using an index-based approach to investing. And our ongoing operating costs--an annualized expense ratio of about 0.20% of assets--are lower by a full percentage point or more than the expenses charged by peer mutual funds. Finally, by using techniques to minimize currently taxable income, our Tax-Managed Funds are designed to provide superior after-tax returns over the long term.

     Once you've developed a balanced investment program suited to your investment time horizon, financial goals, and tolerance for risk, we recommend that you stick with it. This can be difficult at times when one market segment runs ahead of the others and
                                       3
seems to be "the only game in town." But in the long run, staying the course with such a program can help you to ride out the inevitable downturns in financial markets and stay focused on your long-term goals.

/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN
John C. Bogle                                        John J. Brennan
Senior Chairman                                      Chairman and
                                                     Chief Executive Officer
July 22, 1999


PORTFOLIO STATISTICS
----------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED JUNE 30, 1999
                                NET ASSET VALUE PER SHARE  ----------------------------------------
                             -----------------------------     INCOME        CAPITAL GAINS
TAX-MANAGED FUND             DEC. 31, 1998   JUNE 30, 1999    DIVIDENDS      DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
Growth and Income               $26.55         $29.67          $0.14            $0.00
Capital Appreciation             25.69          29.70           0.00             0.00
Balanced                         16.74          17.64           0.18             0.00
Small-Cap                        10.03*         11.78           0.00             0.00
----------------------------------------------------------------------------------------------------

*Net asset value on inception date, March 25, 1999.

----------------------------------------------------------------------------------------------------
                                                             SINCE INCEPTION* THROUGH JUNE 30, 1999
                              NET ASSET VALUE PER SHARE      ---------------------------------------
TAX-MANAGED FUND            ------------------------------        INCOME        CAPITAL GAINS
INSTITUTIONAL SHARES        INCEPTION DATE*  JUNE 30, 1999       DIVIDENDS      DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
Growth and Income               $26.99         $29.67              $0.149             $0.00
Capital Appreciation             26.32          29.71               0.000              0.00
Small-Cap                        10.76          11.78               0.000              0.00
----------------------------------------------------------------------------------------------------

*For Tax-Managed Growth and Income Fund, March 4, 1999; for Tax-Managed Capital
 Appreciation Fund, February 24, 1999; for Tax-Managed Small-Cap Fund, April 21, 1999.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

[PHOTO]

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.

     As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.

     Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

----------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                               PERIODS ENDED JUNE 30, 1999
                                            --------------------------------
                                            6 MONTHS    1 YEAR    5 YEARS*
----------------------------------------------------------------------------
STOCKS
  S&P 500 Index                               12.4%      22.8%     27.9%
  Russell 2000 Index                           9.3        1.5      15.4
  Wilshire 5000 Index                         11.8       19.5      25.7
  MSCI EAFE Index                              4.1        7.9       8.5
----------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                 -1.4%       3.2%      7.8%
  Lehman 10 Year Municipal Bond Index         -1.7        2.3       6.8
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                  2.2        4.7       5.2
----------------------------------------------------------------------------
OTHER
  Consumer Price Index                         1.4%       2.0%      2.3%
----------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.

     Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

     Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).

     Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS

The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.

    Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS

Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).

     Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TAX-MANAGED BALANCED FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-JUNE 30, 1999
----------------------------------------------------------
              TAX-MANAGED BALANCED FUND        COMPOSITE*
FISCAL   CAPITAL      INCOME        TOTAL        TOTAL
YEAR     RETURN       RETURN       RETURN       RETURN
----------------------------------------------------------
1994     -2.3%          0.9%        -1.4%        -1.8%
1995     21.0           3.5         24.5         25.5
1996      9.0           3.2         12.2         13.2
1997     13.5           3.1         16.6         19.9
1998     14.1           2.8         16.9         17.0
1999**    5.4           1.1          6.5          5.3
----------------------------------------------------------

 *50% Russell 1000 Index, 50% Lehman 7 Year Municipal Bond Index.
**Six months ended June 30, 1999.
See Financial Highlights table on page 46 for dividend information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------------------------
                                                                            SINCE INCEPTION
                                             INCEPTION            --------------------------------
                                               DATE       1 YEAR     CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------------------------
Tax-Managed Balanced Fund                     9/6/1994    13.58%      12.47%      3.01%     15.48%
  Fee-Adjusted Returns*                                   12.45       12.23       3.01      15.24
--------------------------------------------------------------------------------------------------

*Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year and the 1% fee that is assessed on redemptions of shares that are held in the fund for at least one year but less than five years.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TAX-MANAGED GROWTH AND INCOME FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-JUNE 30, 1999
-----------------------------------------------------------
                     TAX-MANAGED
                 GROWTH AND INCOME FUND         S&P 500
FISCAL      CAPITAL     INCOME      TOTAL        TOTAL
YEAR        RETURN      RETURN     RETURN       RETURN
-----------------------------------------------------------
1994         -2.6%       0.9%       -1.7%        -1.8%
1995         34.7        2.8        37.5         37.6
1996         20.7        2.3        23.0         23.0
1997         31.4        1.9        33.3         33.4
1998         27.2        1.5        28.7         28.6
1999*        11.8        0.5        12.3         12.4
-----------------------------------------------------------

*Six months ended June 30, 1999.
See Financial Highlights table on page 47 for dividend information since the fund's inception.

TAX-MANAGED GROWTH AND INCOME FUND
INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS:
MARCH 4, 1999-JUNE 30, 1999
-----------------------------------------------
                 TAX-MANAGED
            GROWTH AND INCOME FUND
             INSTITUTIONAL SHARES       S&P 500
FISCAL    CAPITAL   INCOME    TOTAL      TOTAL
PERIOD    RETURN    RETURN    RETURN    RETURN
1999       9.9%      0.6%      10.5%     10.5%
-----------------------------------------------

See Financial Highlights table on page 47 for dividend information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
------------------------------------------------------------------------------------------------
                                                                          SINCE INCEPTION
                                           INCEPTION             -------------------------------
                                              DATE      1 YEAR     CAPITAL     INCOME     TOTAL
------------------------------------------------------------------------------------------------
Tax-Managed Growth and Income Fund          9/6/1994     22.74%     25.27%      2.10%     27.37%
  Fee-Adjusted Returns*                                  21.52      25.01       2.09      27.10
Tax-Managed Growth and Income Fund
  Institutional Shares                      3/4/1999       --        9.93       0.58      10.51
  Fee-Adjusted Returns*                                    --        7.73       0.57       8.30
------------------------------------------------------------------------------------------------

*Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year and the 1% fee that is assessed on redemptions of shares that are held in the fund for at least one year but less than five years.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TAX-MANAGED CAPITAL APPRECIATION FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 6, 1994-JUNE 30, 1999
------------------------------------------------------------------
                       TAX-MANAGED
               CAPITAL APPRECIATION FUND            RUSSELL 1000
FISCAL     CAPITAL      INCOME         TOTAL           TOTAL
YEAR       RETURN       RETURN        RETURN          RETURN
------------------------------------------------------------------
1994        -0.9%        0.4%         -0.5%           -1.9%
1995        33.5         0.9          34.4            37.8
1996        20.1         0.8          20.9            22.4
1997        26.5         0.8          27.3            32.9
1998        27.3         0.7          28.0            27.0
1999*       15.6         0.0          15.6            11.5
------------------------------------------------------------------

*Six months ended June 30, 1999.
See Financial Highlights table on page 48 for dividend information since the fund's inception.

TAX-MANAGED CAPITAL APPRECIATION FUND
INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS:
FEBRUARY 24, 1999-JUNE 30, 1999
------------------------------------------------------------------
                TAX-MANAGED CAPITAL APPRECIATION        RUSSELL
                  FUND INSTITUTIONAL SHARES              1000
FISCAL        CAPITAL      INCOME         TOTAL          TOTAL
PERIOD        RETURN       RETURN        RETURN         RETURN
------------------------------------------------------------------
1999           12.9%        0.0%          12.9%           9.8%
------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
---------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                                           INCEPTION              --------------------------------
                                              DATE       1 YEAR     CAPITAL     INCOME      TOTAL
---------------------------------------------------------------------------------------------------
Tax-Managed Capital Appreciation Fund       9/6/1994     26.06%     25.27%       0.75%      26.02%
  Fee-Adjusted Returns*                                  24.80      25.01        0.75       25.76
Tax-Managed Capital Appreciation Fund
  Institutional Shares                     2/24/1999       --       12.88        0.00       12.88
  Fee-Adjusted Returns*                                    --       10.62        0.00       10.62
---------------------------------------------------------------------------------------------------

*Reflective of the 2% fee that is assessed on redemptions of shares that are held in the fund for less than one year and the 1% fee that is assessed on redemptions of shares that are held in the fund for at least one year but less than five years.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TAX-MANAGED SMALL-CAP FUND
TOTAL INVESTMENT RETURNS:
MARCH 25, 1999-JUNE 30, 1999
---------------------------------------------------------------
                    TAX-MANAGED                       S&P
                   SMALL-CAP FUND                 SMALLCAP 600
FISCAL   CAPITAL      INCOME           TOTAL         TOTAL
PERIOD   RETURN       RETURN          RETURN*       RETURN
---------------------------------------------------------------
1999      17.4%        0.0%            17.4%         16.7%
---------------------------------------------------------------

*Subscription period for the fund was February 22, 1999, to March 24, 1999, during which time all assets were held in money market instruments. Performance measurement begins March 25, 1999.

TAX-MANAGED SMALL-CAP FUND
INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS:
APRIL 21, 1999-JUNE 30, 1999
---------------------------------------------------------------
               TAX-MANAGED SMALL-CAP FUND             S&P
                  INSTITUTIONAL SHARES           SMALLCAP 600
FISCAL   CAPITAL      INCOME           TOTAL         TOTAL
PERIOD   RETURN       RETURN          RETURN*       RETURN
---------------------------------------------------------------
1999      9.5%         0.0%            9.5%          9.2%
---------------------------------------------------------------


TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
-------------------------------------------------------------------------------------------------
                                                                         SINCE INCEPTION
                                                   INCEPTION    ---------------------------------
                                                     DATE        CAPITAL    INCOME       TOTAL
-------------------------------------------------------------------------------------------------
Tax-Managed Small-Cap Fund*                        3/25/1999      17.45%      0.00%       17.45%
  Fee-Adjusted Returns**                                          13.95       0.00        13.95
Tax-Managed Small-Cap Fund Institutional Shares    4/21/1999       9.48       0.00         9.48
  Fee-Adjusted Returns**                                           6.22       0.00         6.22
-------------------------------------------------------------------------------------------------

 * Subscription period for the fund was February 22, 1999, to March 24, 1999, during which time all assets were held in money market instruments. Performance measurement begins March 25, 1999.

** Reflective of the 1% transaction fee on purchases and the 2% fee assessed on redemptions of shares that are held in the fund for less than one year.

FUND PROFILE
TAX-MANAGED BALANCED FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

TOTAL FUND CHARACTERISTICS
--------------------------------------------------------------------------------
Yield                                                                  2.5%
Turnover Rate                                                          11%*
Expense Ratio                                                        0.20%*
Cash Reserves                                                          0.0%

*Annualized.



FUND ASSET ALLOCATION
--------------------------------------------------------------------------------
BONDS                                                                  51%
STOCKS                                                                 49%



TOTAL FUND VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                                       BALANCED     S&P 500
--------------------------------------------------------------------------------
R-Squared                                                  0.95        1.00
Beta                                                       0.55        1.00

TEN LARGEST STOCKS (% OF EQUITIES)
--------------------------------------------------------------------------------
General Electric Co.                                                  3.3%
Microsoft Corp.                                                       2.9
International Business Machines Corp.                                 1.9
Cisco Systems, Inc.                                                   1.9
Intel Corp.                                                           1.8
Lucent Technologies, Inc.                                             1.7
AT&T Corp.                                                            1.7
Merck & Co., Inc.                                                     1.6
Citigroup, Inc.                                                       1.5
MCI WorldCom, Inc.                                                    1.5
--------------------------------------------------------------------------------
Top Ten                                                              19.8%
--------------------------------------------------------------------------------
Top Ten as % of Total Net Assets                                      9.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                    JUNE 30, 1998          JUNE 30, 1999
                                 -----------------------------------------------
                                                                        RUSSELL
                                      BALANCED        BALANCED            1000
                                 -----------------------------------------------
Auto & Transportation                    4.6%            3.3%              2.6%
Consumer Discretionary                  16.4            17.2              13.5
Consumer Staples                         7.3             5.2               7.1
Financial Services                      10.9            11.5              18.1
Health Care                             14.3            12.6              11.3
Integrated Oils                          2.2             2.1               3.9
Other Energy                             4.0             3.2               1.4
Materials & Processing                   4.9             3.4               3.4
Producer Durables                        3.1             4.0               3.3
Technology                              20.2            23.2              18.8
Utilities                                6.5             9.6              12.0
Other                                    5.6             4.7               4.6
--------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
--------------------------------------------------------------------------------
                                                                       RUSSELL
                                                   BALANCED               1000
--------------------------------------------------------------------------------
Number of Stocks                                        456              1,000
Median Market Cap                                    $30.4B             $55.5B
Price/Earnings Ratio                                  31.8x              28.5x
Price/Book Ratio                                       5.0x               5.0x
Dividend Yield                                         0.5%               1.2%
Return on Equity                                      20.9%              22.0%
Earnings Growth Rate                                  19.3%              15.4%
Foreign Holdings                                       0.6%               0.0%

EQUITY INVESTMENT FOCUS
---------------------------
STYLE-BLEND
MARKET CAP-LARGE


FIXED-INCOME CHARACTERISTICS
--------------------------------------------------------------------------------
                                                   BALANCED              LEHMAN*
--------------------------------------------------------------------------------
Number of Bonds                                         138               50,269
Yield to Maturity                                      4.6%                   --
Average Coupon                                         5.2%                 5.5%
Average Maturity                                  6.6 years           13.1 years
Average Quality                                         AA+                  AA+
Average Duration                                  5.2 years            7.2 years

*Lehman Municipal Bond Index.


FIXED-INCOME INVESTMENT FOCUS
----------------------------------
AVERAGE MATURITY-MEDIUM
CREDIT QUALITY-HIGH


DISTRIBUTION BY MATURITY (% OF BONDS)
---------------------------------------------------------
Under 1 Year                                       12.7%
1-5 Years                                          22.7
5-10 Years                                         38.8
10-20 Years                                        25.8
20-30 Years                                         0.0
Over 30 Years                                       0.0
---------------------------------------------------------
Total                                             100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
----------------------------------------------------------
AAA                                                 72.7%
AA                                                  22.8
A                                                    2.6
BBB                                                  1.6
BB                                                   0.0
B                                                    0.0
Not Rated                                            0.3
----------------------------------------------------------
Total                                              100.0%



LARGEST STATE CONCENTRATIONS (% OF BONDS)
----------------------------------------------------------
Texas                                               13.9%
New York                                            12.9
Florida                                              8.6
California                                           7.1
Pennsylvania                                         6.5
Michigan                                             5.8
Ohio                                                 5.2
Massachusetts                                        4.7
Colorado                                             3.0
Arizona                                              2.8
----------------------------------------------------------
Top Ten                                             70.5%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

LARGEST STATE CONCENTRATIONS. An indicator of diversification. The less concentrated a fund's holdings of bonds, the less the fund will be hurt by any financial problems in a single state or region.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS/HOLDINGS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
TAX-MANAGED GROWTH AND INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                               GROWTH AND
                                                   INCOME         S&P 500
--------------------------------------------------------------------------------
Number of Stocks                                      513             500
Median Market Cap                                  $70.1B          $70.1B
Price/Earnings Ratio                                29.6x           29.6x
Price/Book Ratio                                     5.2x            5.2x
Yield                                                1.1%            1.2%
Yield--Institutional Shares                          1.2%            1.2%
Return on Equity                                    22.4%           22.4%
Earnings Growth Rate                                14.9%           14.8%
Foreign Holdings                                     1.6%            1.6%
Turnover Rate                                         5%*              --
Expense Ratio                                      0.20%*              --
Expense Ratio--
 Institutional Shares                              0.10%*              --
Cash Reserves                                        0.0%              --

*Annualized.

EQUITY INVESTMENT FOCUS
--------------------------
STYLE-BLEND
MARKET CAP-LARGE

VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                              GROWTH AND
                                                  INCOME              S&P 500
--------------------------------------------------------------------------------
R-Squared                                           1.00                 1.00
Beta                                                1.00                 1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------
Microsoft Corp.                                     4.1%
General Electric Co.                                3.3
International Business Machines Corp.               2.1
Wal-Mart Stores, Inc.                               1.9
Cisco Systems, Inc.                                 1.8
Lucent Technologies, Inc.                           1.8
Intel Corp.                                         1.8
Exxon Corp.                                         1.7
AT&T Corp.                                          1.6
Merck & Co., Inc.                                   1.5
----------------------------------------------------------
Top Ten                                            21.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                 JUNE 30, 1998            JUNE 30, 1999
                               -------------------------------------------------
                                   GROWTH AND      GROWTH AND
                                    INCOME           INCOME         S&P 500
                               -------------------------------------------------
Auto & Transportation                 3.4%             2.5%            2.5%
Consumer Discretionary               10.2             12.8            12.8
Consumer Staples                     10.8              7.8             7.8
Financial Services                   18.6             16.5            16.5
Health Care                          12.1             11.0            11.1
Integrated Oils                       6.5              5.4             5.1
Other Energy                          1.0              1.1             1.4
Materials & Processing                5.1              3.7             3.5
Producer Durables                     3.6              4.2             3.5
Technology                           12.9             18.4            18.9
Utilities                            10.3             11.3            11.3
Other                                 5.5              5.3             5.6
--------------------------------------------------------------------------------

FUND PROFILE
TAX-MANAGED CAPITAL APPRECIATION FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                              CAPITAL              RUSSELL
                                         APPRECIATION                 1000
--------------------------------------------------------------------------------
Number of Stocks                                  483                1,000
Median Market Cap                              $29.6B               $55.5B
Price/Earnings Ratio                            31.9x                28.5x
Price/Book Ratio                                 4.9x                 5.0x
Yield                                            0.4%                 1.2%
Yield--Institutional Shares                      0.5%                 1.2%
Return on Equity                                20.8%                22.0%
Earnings Growth Rate                            18.7%                15.4%
Foreign Holdings                                 0.6%                 0.0%
Turnover Rate                                    17%*                   --
Expense Ratio                                  0.20%*                   --
Expense Ratio--
 Institutional Shares                          0.10%*                   --
Cash Reserves                                    0.1%                   --

*Annualized.

EQUITY INVESTMENT FOCUS
--------------------------
STYLE-BLEND
MARKET CAP-LARGE

VOLATILITY MEASURES
----------------------------------------------------------------------
                                       CAPITAL
                                  APPRECIATION               S&P 500
----------------------------------------------------------------------
R-Squared                                 0.95                  1.00
Beta                                      1.14                  1.00



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------
General Electric Co.                           3.3%
Microsoft Corp.                                2.9
International Business Machines Corp.          2.1
Lucent Technologies, Inc.                      1.9
Cisco Systems, Inc.                            1.8
Intel Corp.                                    1.8
AT&T Corp.                                     1.6
Merck & Co., Inc.                              1.6
MCI WorldCom, Inc.                             1.4
Citigroup, Inc.                                1.4
-----------------------------------------------------
Top Ten                                       19.8%



SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                      JUNE 30, 1998           JUNE 30, 1999
                                    --------------------------------------------
                                         CAPITAL          CAPITAL       RUSSELL
                                      APPRECIATION     APPRECIATION      1000
--------------------------------------------------------------------------------
Auto & Transportation                      3.3%            3.0%           2.6%
Consumer Discretionary                    16.1            16.7           13.5
Consumer Staples                           8.1             5.5            7.1
Financial Services                        12.5            11.2           18.1
Health Care                               14.0            12.1           11.3
Integrated Oils                            1.8             1.8            3.9
Other Energy                               2.9             3.3            1.4
Materials & Processing                     5.6             3.9            3.4
Producer Durables                          3.8             4.8            3.3
Technology                                20.0            23.4           18.8
Utilities                                  6.2             9.3           12.0
Other                                      5.7             5.0            4.6
--------------------------------------------------------------------------------

FUND PROFILE
TAX-MANAGED SMALL-CAP FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                           SMALL-CAP                     S&P*
--------------------------------------------------------------------------------
Number of Stocks                                 600                      600
Median Market Cap                              $0.8B                    $0.8B
Price/Earnings Ratio                           20.1x                    19.9x
Price/Book Ratio                                2.6x                     2.6x
Yield                                           0.7%                     0.8%
Yield--Institutional Shares                     0.7%                     0.8%
Return on Equity                               15.6%                    16.0%
Earnings Growth Rate                           17.4%                    17.4%
Foreign Holdings                                0.0%                     0.4%
Turnover Rate                                  32%**                       --
Expense Ratio                                0.19%**                       --
Expense Ratio--
 Institutional Shares                        0.10%**                       --
Cash Reserves                                   0.5%                       --

 *S&P SmallCap 600 Index.
**Annualized.


EQUITY INVESTMENT FOCUS
---------------------------
STYLE-BLEND
MARKET CAP-SMALL


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------
VISIX Inc.                                  0.9%
Novellus Systems, Inc.                      0.7
FirstMerit Corp.                            0.7
American Bankers Insurance Group            0.6
Express Scripts                             0.6
Legg Mason Inc.                             0.6
Valassis Communications, Inc.               0.6
Gentex Corp.                                0.6
Acxiom Corp.                                0.5
Williams Sonoma, Inc.                       0.5
-------------------------------------------------
Top Ten                                     6.3%



SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                                    JUNE 30, 1999
                                   ---------------------------------------------
                                                                  S&P
                                      SMALL-CAP               SMALLCAP 600
                                   ---------------------------------------------
Auto & Transportation                    5.9%                      5.5%
Consumer Discretionary                  20.3                      20.5
Consumer Staples                         3.1                       2.9
Financial Services                      17.1                      17.2
Health Care                             11.1                      10.6
Integrated Oils                          0.3                       0.0
Other Energy                             3.2                       3.3
Materials & Processing                  10.2                      10.6
Producer Durables                        9.2                       9.7
Technology                              14.1                      14.5
Utilities                                4.8                       4.8
Other                                    0.7                       0.4
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)


[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with common stocks listed in descending market value order. The Tax-Managed Balanced Fund's municipal bond holdings are grouped and subtotaled by state. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value
(NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------
                                                          MARKET
TAX-MANAGED                                               VALUE*
BALANCED FUND                            SHARES            (000)
--------------------------------------------------------------------
COMMON STOCKS (48.8%)
--------------------------------------------------------------------
  General Electric Co.                   38,403         $  4,340
- Microsoft Corp.                        41,700            3,761
  International Business
   Machines Corp.                        19,600            2,533
- Cisco Systems, Inc.                    38,700            2,489
  Intel Corp.                            39,700            2,362
  Lucent Technologies, Inc.              32,641            2,201
  AT&T Corp.                             39,090            2,182
  Merck & Co., Inc.                      28,600            2,117
  Citigroup, Inc.                        41,096            1,952
- MCI WorldCom, Inc.                     22,510            1,937
  American International
   Group, Inc.                           14,815            1,734
  Pfizer, Inc.                           15,800            1,734
  The Coca-Cola Co.                      27,700            1,731
  Wal-Mart Stores, Inc.                  34,200            1,650
  Johnson & Johnson                      16,602            1,627
- America Online, Inc.                   13,380            1,478
  Procter & Gamble Co.                   16,300            1,455
  Exxon Corp.                            17,800            1,373
  Home Depot, Inc.                       18,800            1,211
- Dell Computer Corp.                    28,200            1,043
  Schering-Plough Corp.                  19,400            1,028
  Time Warner, Inc.                      13,200              970
  The Walt Disney Co.                    27,300              841
  Hewlett-Packard Co.                     8,200              824
  Morgan Stanley Dean Witter & Co.        7,680              787
  Fannie Mae                             11,500              786
  Texas Instruments, Inc.                 5,400              783
  American Home Products Corp.           13,400              770
  Vodafone AirTouch PLC ADR               3,850              758
- Sun Microsystems, Inc.                 11,000              758
  Abbott Laboratories                    16,600              755
  Motorola, Inc.                          7,900              749
  Charles Schwab Corp.                    6,750              742
- EMC Corp.                              13,200              726
- Yahoo!, Inc.                            4,000              689
- Oracle Corp.                           17,375              645
  McDonald's Corp.                       15,600              644
- MediaOne Group, Inc.                    8,600              640
- AT&T Corp.-Liberty Media
   Class A                               17,080              628
  Medtronic, Inc.                         8,000              623
  Gillette Co.                           15,004              615
- QUALCOMM, Inc.                          4,200              603
  BellSouth Corp.                        12,000              562
- AES Corp.                               9,600              558
  Freddie Mac                             9,600              557
- Applied Materials, Inc.                 7,300              539
  Sprint Corp.                           10,200              539
  The Gap, Inc.                          10,125              510
- The Kroger Co.                         17,800              497
  Associates First Capital Corp.         11,178              495
- CBS Corp.                              10,958              476
  Waste Management, Inc.                  8,834              475
- Amgen, Inc.                             7,800              475
- Clear Channel
   Communications, Inc.                   6,730              464
  Mobil Corp.                             4,600              455
  E.I. du Pont de Nemours & Co.           6,600              451
  Comcast Corp. Class A Special          11,400              438
- Tellabs, Inc.                           6,400              432
  Compaq Computer Corp.                  18,181              431
- Continental Airlines, Inc. Class B     11,000              414
- Safeway, Inc.                           8,334              413

--------------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                         SHARES            (000)
--------------------------------------------------------------------
  Walgreen Co.                           14,000         $    411
- Solectron Corp.                         6,000              400
  Monsanto Co.                           10,100              398
  Automatic Data Processing, Inc.         9,000              396
- Viacom Inc. Class B                     8,726              384
  Bank of America Corp.                   5,205              382
- Smurfit-Stone Container Corp.          18,288              376
  First Data Corp.                        7,684              376
- Teradyne, Inc.                          5,200              373
- Analog Devices, Inc.                    7,367              370
  Linear Technology Corp.                 5,400              363
- Sprint PCS                              6,350              363
- Level 3 Communications, Inc.            6,000              360
  The Boeing Co.                          8,040              355
- Xilinx, Inc.                            6,200              355
  PepsiCo, Inc.                           9,000              348
- FDX Corp.                               6,400              347
- Costco Cos., Inc.                       4,300              344
- Cendant Corp.                          16,246              333
- NEXTEL Communications, Inc.             6,500              326
- At Home Corp. Series A                  6,000              324
  Alcoa Inc.                              5,190              321
  Illinois Tool Works, Inc.               3,900              320
- BMC Software, Inc.                      5,800              313
- Novell, Inc.                           11,800              313
  CVS Corp.                               6,128              311
- Compuware Corp.                         9,700              309
- Watson Pharmaceuticals, Inc.            8,800              309
- Office Depot, Inc.                     13,650              301
  Lowe's Cos., Inc.                       5,300              300
  Ford Motor Co.                          5,300              299
- Staples, Inc.                           9,637              298
- Best Buy Co., Inc.                      4,400              297
  Cardinal Health, Inc.                   4,627              297
  Guidant Corp.                           5,700              293
- Lexmark International Group, Inc.
   Class A                                4,400              291
- Maxim Integrated Products, Inc.         4,300              286
  Capital One Financial Corp.             5,100              284
- Biogen, Inc.                            4,400              283
  State Street Corp.                      3,300              282
  Circuit City Stores, Inc.               3,000              279
  Weatherford International, Inc.         7,615              279
  General Motors Corp.                    4,200              277
  Computer Associates
   International, Inc.                    5,037              277
- Amazon.com, Inc.                        2,200              275
- Federated Department Stores, Inc.       5,200              275
  M & T Bank Corp.                          500              275
- Ocean Energy, Inc.                     28,300              272
- Computer Sciences Corp.                 3,900              270
- AMR Corp.                               3,900              266
- Altera Corp.                            7,200              265
- Kohl's Corp.                            3,400              262
  Kansas City Southern
   Industries, Inc.                       4,100              262
- Comverse Technology, Inc.               3,450              260
- Boston Scientific Corp.                 5,900              259
  Aetna Inc.                              2,869              257
  Wells Fargo Co.                         6,000              256
  Lehman Brothers Holdings, Inc.          4,100              255
- Abercrombie & Fitch Co.                 5,316              255
- AutoNation, Inc.                       14,300              255
- Rowan Cos., Inc.                       13,800              254
  AFLAC, Inc.                             5,300              254
  Frontier Corp.                          4,300              254
  Philip Morris Cos., Inc.                6,300              253
- Nabors Industries, Inc.                10,300              252
  United Healthcare Corp.                 4,000              250
- BJ Services Co.                         8,500              250
- Siebel Systems, Inc.                    3,700              246
  Southwest Airlines Co.                  7,875              245
  Harley-Davidson, Inc.                   4,500              245
- Cox Communications Class A              6,600              243
- HEALTHSOUTH Corp.                      16,100              240
- KLA-Tencor Corp.                        3,700              240
- Smith International, Inc.               5,400              235
  Freeport-McMoRan Copper &
   Gold Inc. Class B                     13,000              233
  ALLTEL Corp.                            3,230              231
- Immunex Corp.                           1,800              229
- Global Marine, Inc.                    14,800              228
- Kmart Corp.                            13,800              227
- Global TeleSystems Group, Inc.          2,800              227
- Starbucks Corp.                         6,000              225
- Unisys Corp.                            5,700              222
- Chancellor Media Corp.                  4,000              221
  Coastal Corp.                           5,500              220
  Paychex, Inc.                           6,900              220
  Telephone & Data Systems, Inc.          3,000              219
  Delta Air Lines, Inc.                   3,800              219
  Minnesota Mining &
   Manufacturing Co.                      2,500              217
- Electronic Arts Inc.                    4,000              217
- Tricon Global Restaurants, Inc.         4,000              217
- Wellpoint Health Networks Inc.
   Class A                                2,533              215
  AlliedSignal Inc.                       3,400              214
  MGIC Investment Corp.                   4,400              214
- ALZA Corp.                              4,200              214
- Micron Technology, Inc.                 5,300              214
  Mattel, Inc.                            8,067              213
- Apple Computer, Inc.                    4,600              213
- Promus Hotel Corp.                      6,865              213
- Cablevision Systems Corp. Class B       3,000              210
  Caterpillar, Inc.                       3,500              210
- Concord EFS, Inc.                       4,950              209
  Danaher Corp.                           3,600              209
- Veritas Software Corp.                  2,200              209
  SBC Communications Inc.                 3,544              206
- Foundation Health Systems
   Class A                               13,600              204
  Franklin Resources Corp.                5,000              203
  Progressive Corp. of Ohio               1,400              203
- Atmel Corp.                             7,700              202
- Outdoor Systems, Inc.                   5,500              201
- Toys R Us, Inc.                         9,700              201
  IMS Health, Inc.                        6,400              200
- General Instrument Corp.                4,700              200
  Dynegy, Inc.                            9,800              200
- LSI Logic Corp.                         4,300              198
  Wrigley, (Wm.) Jr. Co.                  2,200              198
- Noble Drilling Corp.                   10,000              197
  NIKE, Inc. Class B                      3,100              196
- R & B Falcon Corp.                     20,904              196

--------------------------------------------------------------------
                                                          MARKET
TAX-MANAGED                                               VALUE*
BALANCED FUND                            SHARES            (000)
--------------------------------------------------------------------
  Starwood Hotels & Resorts
   Worldwide, Inc. REIT                   6,400         $    196
- National Semiconductor Corp.            7,700              195
- Outback Steakhouse                      4,950              195
  Kerr-McGee Corp.                        3,874              194
  The Equitable Cos.                      2,900              194
- Lear Corp.                              3,900              194
- NCR Corp.                               3,968              194
  Merrill Lynch & Co., Inc.               2,400              192
- Qwest Communications
   International Inc.                     5,794              192
- General Motors Corp. Class H            3,400              191
- Citizens Utilities Co. Class B         17,137              191
- PeopleSoft, Inc.                       11,000              190
- Thermo Electron Corp.                   9,450              190
- Sealed Air Corp.                        2,920              189
- Intuit, Inc.                            2,100              189
  Adobe Systems, Inc.                     2,300              189
- Gateway, Inc.                           3,200              189
- Bed Bath & Beyond, Inc.                 4,900              189
  Cintas Corp.                            2,800              188
- American Standard Cos., Inc.            3,900              187
- Adaptec, Inc.                           5,300              187
- ADC Telecommunications, Inc.            4,100              187
  Champion International Corp.            3,900              187
  Stryker Corp.                           3,100              186
- Owens-Illinois, Inc.                    5,700              186
- Navistar International Corp.            3,700              185
- Dollar Tree Stores, Inc.                4,200              185
- Genzyme Corp.                           3,800              184
- Blyth Industries, Inc.                  5,350              184
- Gulfstream Aerospace Corp.              2,700              182
- Tenet Healthcare Corp.                  9,827              182
- Affiliated Computer Services, Inc.
   Class A                                3,600              182
  The PMI Group Inc.                      2,900              182
- U.S. Cellular Corp.                     3,400              182
- Centocor, Inc.                          3,900              182
  Coca-Cola Enterprises, Inc.             6,100              181
  Albertson's, Inc.                       3,500              180
- Allied Waste Industries, Inc.           9,100              180
- SunGard Data Systems, Inc.              5,200              179
  Amerada Hess Corp.                      3,000              179
  Zions Bancorp                           2,800              178
  Federal-Mogul Corp.                     3,400              177
  Anadarko Petroleum Corp.                4,800              177
- Synopsys, Inc.                          3,200              177
  Golden West Financial Corp.             1,800              176
- 3Com Corp.                              6,600              176
- McLeodUSA, Inc. Class A                 3,200              176
- SCI Systems, Inc.                       3,700              176
  ENSCO International, Inc.               8,800              175
  Kimberly-Clark Corp.                    3,072              175
- Jones Apparel Group, Inc.               5,100              175
  Mylan Laboratories, Inc.                6,600              175
- Cadence Design Systems, Inc.           13,700              175
  ServiceMaster Co.                       9,300              174
- St. Jude Medical, Inc.                  4,892              174
- VISIX Inc.                              2,200              174
- Litton Industries, Inc.                 2,400              172
  Becton, Dickinson & Co.                 5,700              171
  Molex, Inc.                             4,613              171
- Sepracor Inc.                           2,100              171
- Cooper Cameron Corp.                    4,600              170
- Saks Inc.                               5,900              170
  CenturyTel, Inc.                        4,275              170
- DST Systems, Inc.                       2,700              170
- PanAmSat Corp.                          4,344              169
  Raytheon Co. Class B                    2,400              169
  Newmont Mining Corp.                    8,489              169
- USA Networks, Inc.                      4,200              169
- Parametric Technology Corp.            12,100              168
- Modis Professional Services Inc.       12,100              166
- AutoZone Inc.                           5,500              166
  Conseco Inc.                            5,440              166
- US Airways Group, Inc.                  3,800              166
- Niagara Mohawk Holdings Inc.           10,300              165
  Sigma-Aldrich Corp.                     4,800              165
- Univision Communications Inc.           2,500              165
- Consolidated Stores, Inc.               6,087              164
- Sterling Commerce, Inc.                 4,500              164
  UNUM Corp.                              3,000              164
  Allmerica Financial Corp.               2,700              164
- Quantum Corp.                           6,800              164
  Apache Corp.                            4,200              164
- BISYS Group, Inc.                       2,800              164
- Quintiles Transnational Corp.           3,900              164
- Convergys Corp.                         8,500              164
  Biomet, Inc.                            4,100              163
  Centex Corp.                            4,300              162
  IBP, Inc.                               6,800              162
- Waters Corp.                            3,000              159
- VoiceStream Wireless Corp.              5,600              159
- MGM Grand, Inc.                         3,240              159
  Archer-Daniels-Midland Co.             10,238              158
- Northeast Utilities                     8,900              157
- Forest Laboratories, Inc.               3,400              157
- Sybron International Corp.              5,700              157
  Great Lakes Chemical Corp.              3,400              157
  Nucor Corp.                             3,300              157
- Golden State Bancorp Inc.               7,100              156
- Harrah's Entertainment, Inc.            7,100              156
- Seagate Technology Inc.                 6,090              156
  Provident Cos., Inc.                    3,900              156
- MedImmune Inc.                          2,300              156
  AMBAC Financial Group Inc.              2,700              154
- Ceridian Corp.                          4,700              154
- Robert Half International, Inc.         5,900              153
- Tech Data Corp.                         4,000              153
- Pacificare Health Systems, Inc.         2,124              153
  Bank One Corp.                          2,564              153
- PRIMEDIA Inc.                           9,000              152
  Solutia, Inc.                           7,100              151
  USG Corp.                               2,700              151
  Emerson Electric Co.                    2,400              151
- SPX Corp.                               1,800              150
- FMC Corp.                               2,200              150
  International Game Technology           8,100              150
- Payless ShoeSource, Inc.                2,800              150
  Newell Rubbermaid, Inc.                 3,218              150
- Brinker International, Inc.             5,500              150
- Uniphase Corp.                            900              149
- Humana, Inc.                           11,500              149
- Infinity Broadcasting Corp.             5,000              149
- Northwest Airlines Corp. Class A        4,500              146
  Tyson Foods, Inc.                       6,500              146

--------------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                         SHARES            (000)
--------------------------------------------------------------------
  Enron Oil & Gas Co.                     7,200         $    146
  The St. Joe Co.                         5,400              146
- Fiserv, Inc.                            4,650              146
- American Tower Corp. Class A            6,000              144
- Associated Group, Inc.                  2,200              143
- Safeguard Scientifics, Inc.             2,300              143
  Clayton Homes Inc.                     12,422              142
  Pharmacia & Upjohn, Inc.                2,500              142
- MidAmerican Energy Holdings Co.         4,100              142
- Chiron Corp.                            6,840              142
- Shaw Industries, Inc.                   8,600              142
  Darden Restaurants Inc.                 6,500              142
  Martin Marietta Materials, Inc.         2,400              142
- CNA Financial Corp.                     3,500              141
  Noble Affiliates, Inc.                  5,000              141
- U.S. Foodservice                        3,300              141
- Andrx Corp.                             1,800              139
- Santa Fe Snyder Corp.                  18,000              137
  Raychem Corp.                           3,700              137
- American Power Conversion Corp.         6,800              137
  Total System Services, Inc.             7,200              137
  Eastman Kodak Co.                       2,000              136
  Transatlantic Holdings, Inc.            1,800              135
  Owens Corning                           3,900              134
- Catellus Development Corp.              8,600              133
  FirstEnergy Corp.                       4,300              133
- IVAX Corp.                              9,300              131
  Manpower Inc.                           5,800              113
- Health Management Associates
   Class A                               11,612              131
- HCR Manor Care, Inc.                    5,400              131
- Mohawk Industries, Inc.                 4,300              131
  Baker Hughes, Inc.                      3,890              130
- Western Wireless Corp. Class A          4,800              130
  Roslyn Bancorp, Inc.                    7,500              129
  Expeditors International of
   Washington, Inc.                       4,700              128
- Mirage Resorts, Inc.                    7,600              127
- Winstar Communications, Inc.            2,600              127
  CNF Transportation, Inc.                3,300              127
  Loews Corp.                             1,600              127
- Advanced Micro Devices, Inc.            7,000              126
- Global Industries Ltd.                  9,800              126
  Fort James Corp.                        3,300              125
- Keebler Foods Co.                       4,100              125
  Wesco Financial Corp.                     400              124
- UAL Corp.                               1,900              124
- Gentex Corp.                            4,400              123
- Barnes & Noble, Inc.                    4,500              123
- MiniMed, Inc.                           1,600              123
- ICOS Corp.                              3,000              122
  Columbia/HCA Healthcare Corp.           5,302              121
- Calpine Corp.                           2,200              119
- Synetic, Inc.                           1,700              117
  The Hartford Financial Services
   Group Inc.                             2,000              117
  Burlington Northern Santa Fe Corp.      3,738              116
  Marriott International, Inc. Class A    3,100              116
- King World Productions, Inc.            3,200              111
  Investment Technology Group, Inc.       3,400              110
- Sterling Software, Inc.                 4,100              109
  Dime Bancorp, Inc.                      5,400              109
  Electronic Data Systems Corp.           1,900              107
  Fastenal Co.                            2,000              105
- Jabil Circuit, Inc.                     2,300              104
- Sodexho Marriott Services, Inc.         5,375              103
- The Goldman Sachs Group, Inc.           1,400              101
- United Rentals, Inc.                    3,300               97
  Lockheed Martin Corp.                   2,600               97
- ACNielson Corp.                         3,200               97
  International Paper Co.                 1,900               96
  Columbia Energy Group                   1,500               94
  Praxair, Inc.                           1,900               93
- Silicon Graphics, Inc.                  5,500               90
  Sysco Corp.                             3,000               89
- Storage Technology Corp.                3,800               86
  Dole Food Co.                           2,900               85
  Alberto-Culver Co. Class B              3,100               83
- Network Associates, Inc.                5,550               82
  McKesson HBOC, Inc.                     2,516               81
- Chris-Craft Industries, Inc.            1,671               79
  New Century Energies, Inc.              1,900               74
  American General Corp.                    975               73
  Homestake Mining Co.                    8,800               72
  DENTSPLY International Inc.             2,400               69
- Thermo Instrument Systems, Inc.         4,015               68
  Travelers Property Casualty Corp.       1,700               67
- Fox Entertainment Group, Inc.
   Class A                                2,400               65
  W.W. Grainger, Inc.                     1,200               65
  BHC Communications, Inc. Class A          500               64
  Autodesk, Inc.                          2,100               62
  J.C. Penney Co., Inc.                   1,178               57
  Dollar General Corp.                    1,968               57
- Polo Ralph Lauren Corp.                 3,000               57
  Diamond Offshore Drilling, Inc.         2,000               57
  Hasbro, Inc.                            2,025               57
  Autoliv, Inc.                           1,811               55
  Delphi Automotive Systems Corp.         2,935               54
  Cinergy Corp.                           1,700               54
- Safety-Kleen Corp.                      3,000               54
- Venator Group, Inc.                     5,100               53
  Reynolds Metals Co.                       900               53
  Browning-Ferris Industries, Inc.        1,200               52
  The Limited, Inc.                       1,069               49
- Revlon, Inc. Class A                    1,600               48
  Burlington Resources, Inc.              1,100               48
- Gartner Group, Inc. Class A             2,300               47
  Stewart Enterprises, Inc. Class A       3,000               44
  Texaco Inc.                               688               43
  York International Corp.                1,000               43
- Arrow Electronics, Inc.                 2,100               40
  Sealed Air Corp. $2.00 Cvt. Pfd.
   Series A                                 617               39
  Transocean Offshore, Inc.               1,400               37
  IKON Office Solutions, Inc.             2,400               36
  The Goodyear Tire & Rubber Co.            600               35
  Dillard's Inc.                          1,000               35
  The Warnaco Group, Inc. Class A         1,300               35
- First Health Group Corp.                1,600               35
  Nordstrom, Inc.                         1,000               34
  Johns Manville Corp.                    2,500               33
  Host Marriott Corp. REIT                2,674               32
  Sears, Roebuck & Co.                      700               31
- Nielsen Media Research                  1,066               31
  Tenneco, Inc.                           1,200               29

----------------------------------------------------------------------------------------
                                                                                MARKET
TAX-MANAGED                                                                     VALUE*
BALANCED FUND                                               SHARES               (000)
----------------------------------------------------------------------------------------
    Nabisco Group Holdings Corp.                             1,460           $      29
-   Cabletron Systems, Inc.                                  2,100                  27
    Kellogg Co.                                                800                  26
    IMC Global Inc.                                          1,470                  26
    Crown Cork & Seal Co., Inc.                                900                  26
    Mallinckrodt, Inc.                                         700                  25
    20th Century Industries of CA                            1,300                  25
    Rohm & Haas Co.                                            553                  24
    ITT Industries, Inc.                                       600                  23
    Cummins Engine Co., Inc.                                   400                  23
    First Union Corp.                                          468                  22
    Union Pacific Corp.                                        359                  21
    Tandy Corp.                                                400                  20
    Texas Utilities Co.                                        472                  19
    Raytheon Co. Class A                                       267                  18
-   Centennial Cellular Corp. Class A                          483                  17
    U.S. Industries, Inc.                                    1,000                  17
-   Snyder Communications, Inc.                                500                  16
    Pioneer Natural Resources Co.                            1,400                  15
-   R.J. Reynolds Tobacco
      Holdings, Inc.                                           486                  15
    Louisiana-Pacific Corp.                                    600                  14
    Allegheny Teledyne Inc.                                    577                  13
    U S WEST, Inc.                                             207                  12
    El Paso Energy Corp.                                       222                   8
-   J.D. Edwards & Co.                                         400                   7
    Scientific-Atlanta, Inc.                                   200                   7
    Union Pacific Resources Group, Inc.                        304                   5
-   LHS Group, Inc.                                            100                   3
-   Genzyme Surgical Products                                  680                   3
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $74,165)                                                             131,094
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                              FACE
                                                            AMOUNT
                                                             (000)
----------------------------------------------------------------------------------------
MUNICIPAL BONDS (52.8%)
----------------------------------------------------------------------------------------
ALABAMA (0.7%)
Huntsville AL Health Care
    Auth. VRDO
    3.30%, 7/7/1999 (1)                                   $  1,800               1,800
                                                                             -----------
ALASKA (1.0%)
Matanuska-Susitna Borough AK GO
    5.50%, 3/1/2012 (3)                                      1,695               1,746
North Slope Borough AK GO
    7.50%, 6/30/2001 (3)                                     1,000               1,063
                                                                             -----------
                                                                                 2,809
                                                                             -----------
ARIZONA (1.5%)
Arizona Transp. Board Highway Rev.
    6.50%, 7/1/2011                                          1,000               1,076
Arizona Transp. Excise Tax Rev.
    6.50%, 7/1/2004                                          1,250               1,359
Maricopa AZ Unified School Dist.
    7.125%, 7/1/1999                                         1,500               1,500
                                                                             -----------
                                                                                 3,935
                                                                             -----------
CALIFORNIA (3.8%)
California Dept. of Water Resource
    Rev. (Central Valley Project)
    8.25%, 12/1/2003                                           290                 336
California GO
    6.40%, 2/1/2006 (1)                                        500                 554
California Health Fac. Finance Auth.
    (Catholic Healthcare West)
    6.25%, 7/1/2006 (1)                                        395                 435
California PCR Finance Auth. VRDO
    (Pacific Gas & Electric)
    3.30%, 7/2/1999 LOC                                        175                 175
California Pollution Control Financing
    Auth. Solid Waste Disposal
    Rev. VRDO
    (Shell Oil Co.-Martinez Project)
    3.00%, 7/2/1999                                            770                 770
California Public Works Board Lease
    Rev. (Dept. of Corrections)
    5.00%, 9/1/2011 (2)                                      1,535               1,534
Central Coast CA Water Auth.
    6.00%, 10/1/2008 (2)                                     1,000               1,092
Clovis CA Unified School Dist. GO
    0.00%, 8/1/2005 (3)                                      2,000               1,522
Los Angeles CA Unified School
    Dist. GO
    6.00%, 7/1/2008 (3)                                      1,000               1,091
Los Angeles CA Wastewater
    System Rev.
    5.75%, 6/1/2010 (1)                                        400                 425
San Bernardino CA Medical
    Center COP
    5.50%, 8/1/2005 (1)                                        500                 529
South Orange County CA
    Public Finance Auth.
    7.00%, 9/1/2006 (1)                                        875               1,005
Univ. of California Rev.
    (Multiple Purpose Project)
    12.00%, 9/1/2003 (2)                                       500                 646
                                                                             -----------
                                                                                10,114
                                                                             -----------
COLORADO (1.6%)
Colorado Health Fac. Auth. Rev.
    (Sisters of Charity Health
    System Inc.)
    5.25%, 12/1/2012 (1)                                     2,250               2,231
Denver CO City & County School
    Dist. GO
    5.25%, 12/1/2016 (3)                                     2,080               2,066
                                                                             -----------
                                                                                 4,297
                                                                             -----------
CONNECTICUT (0.7%)
Connecticut GO
    6.00%, 5/15/2003                                         1,000               1,061
South Central Connecticut Regional
    Water Auth. Water System Rev.
    5.75%, 8/1/2006 (3)                                        900                 951
                                                                             -----------
                                                                                 2,012
                                                                             -----------
DISTRICT OF COLUMBIA (0.7%)
District of Columbia GO
    5.40%, 6/1/2012 (2)                                        455                 457
    6.75%, 6/1/2000 (2)(Prere.)                              1,395               1,463
    6.75%, 6/1/2005 (1)                                          5                   5
                                                                             -----------
                                                                                 1,925
                                                                             -----------
FLORIDA (4.6%)
Broward County FL School Dist. GO
    5.30%, 2/15/2004                                         1,295               1,342
Dade County FL School Dist.
    7.375%, 7/1/1999 (Prere.)                                  400                 408

----------------------------------------------------------------------------------------
                                                              FACE              MARKET
                                                            AMOUNT              VALUE*
                                                             (000)               (000)
----------------------------------------------------------------------------------------
Dade County FL Water & Sewer
    System Rev. VRDO
    3.30%, 7/7/1999 (3)                                   $    100           $     100
Florida Board of Educ.
    (Capital Outlay Rev.)
    0.00%, 6/1/2000 (Prere.)                                15,000               5,075
Florida Dept. of General Services
    6.00%, 7/1/2002 (2) (Prere.)                             1,000               1,059
Florida Turnpike Auth. Rev.
    5.25%, 7/1/2009 (3)                                        485                 498
    5.25%, 7/1/2010 (3)                                        825                 842
Lee County FL School Board COP
    6.00%, 8/1/2005 (4)                                        800                 859
St. Lucie County FL PCR VRDO
    (Florida Power & Light Co.)
    3.70%, 7/2/1999                                          1,070               1,070
Tampa FL Health System Rev.
    (Catholic Health)
    5.00%, 11/15/2009 (2)                                    1,000                 995
                                                                             -----------
                                                                                12,248
                                                                             -----------
GEORGIA (0.4%)
Georgia GO
    6.00%, 3/1/2004                                          1,000               1,067
                                                                             -----------
ILLINOIS (1.4%)
Illinois Dev. Finance Auth. PCR PUT
    (Commonwealth Edison)
    4.40%, 12/1/2006 (2)                                     1,500               1,456
Illinois Health Fac. Auth. Rev.
    (Hosp. Sisters Services Inc.)
    5.00%, 6/1/2002                                          1,635               1,660
Illinois Toll Highway Auth. Rev. VRDO
    3.30%, 7/7/1999 (1) LOC                                    580                 580
                                                                             -----------
                                                                                 3,696
                                                                             -----------
KANSAS (0.7%)
Kansas Dev. Finance Auth.
    Board of Regents
    5.50%, 10/1/2003 (2)                                     1,800               1,877
                                                                             -----------
KENTUCKY (0.2%)
Kentucky Property & Buildings
    Comm. Rev.
    5.80%, 9/1/2006                                            400                 419
                                                                             -----------
LOUISIANA (1.1%)
Louisiana GO
    6.00%, 8/1/2001 (3)                                      1,000               1,036
Louisiana Public Fac. Auth. Hosp. Rev.
    (Franciscan Missionaries)
    5.00%, 7/1/2002 (4)                                      2,000               2,034
                                                                             -----------
                                                                                 3,070
                                                                             -----------
MARYLAND (1.3%)
Maryland Dept. of Transp.
    5.20%, 9/15/2004                                           400                 413
Maryland Health & Higher Educ.
    (Johns Hopkins Univ.)
    6.00%, 7/1/2005                                          2,740               2,948
                                                                             -----------
                                                                                 3,361
                                                                             -----------
MASSACHUSETTS (2.5%)
Chelsea MA GO
    5.50%, 6/15/2011 (2)                                       740                 761
    5.50%, 6/15/2012 (2)                                       735                 753
Massachusetts Bay Transp. Auth.
    5.125%, 3/1/2013                                         1,695               1,678
    6.25%, 3/1/2005                                          1,000               1,078
Massachusetts Health & Educ. Fac.
    Auth. Rev. (Northeastern Univ.)
    5.00%, 10/1/2017 (1)                                     1,000                 957
Massachusetts Ind. Finance Agency
    (Refusetech Inc. Project)
    6.30%, 7/1/2005                                          1,000               1,054
Massachusetts Water
    Resources Auth.
    5.75%, 8/1/2004 (1)(Prere.)                                300                 321
                                                                             -----------
                                                                                 6,602
                                                                             -----------
MICHIGAN (3.0%)
Dickinson County MI Memorial
    Hosp. System Rev.
    7.625%, 11/1/2005                                          415                 455
Greater Detroit MI Resource
    Recovery Auth.
    6.25%, 12/13/2006 (2)                                    1,200               1,304
Michigan Building Auth.
    5.125%, 10/15/2011                                       3,015               2,997
    5.30%, 10/1/2010                                         1,250               1,276
Michigan Environmental
    Protection Program GO
    6.25%, 11/1/2002 (Prere.)                                1,000               1,078
Michigan Housing Dev. Auth. Rev.
    6.30%, 4/1/2004                                          1,000               1,063
                                                                             -----------
                                                                                 8,173
                                                                             -----------
NEBRASKA (0.9%)
Nebraska Public Power Dist. Rev.
    5.25%, 1/1/2005 (1)                                      2,000               2,060
    5.25%, 1/1/2010 (1)                                        125                 127
    5.25%, 1/1/2011 (1)                                        225                 227
                                                                             -----------
                                                                                 2,414
                                                                             -----------
NEVADA (1.4%)
Clark County NV Airport
    Improvement Rev. VRDO
    (McCarran International Airport)
    3.30%, 7/7/1999 LOC                                        270                 270
Clark County NV Airport Rev.
    5.00%, 7/1/2005 (1)                                      1,705               1,735
Clark County NV Passenger Fac.
    Charge Rev. (McCarran
    International Airport)
    6.00%, 7/1/2002 (Prere.)                                 1,000               1,067
Clark County NV School Dist. GO
    5.90%, 6/15/2006 (3)(Prere.)                               750                 810
                                                                             -----------
                                                                                 3,882
                                                                             -----------
NEW JERSEY (1.2%)
New Jersey Econ. Dev. Auth.
    Market Transition Fac.
    5.70%, 7/1/2005 (1)                                        400                 421
New Jersey Health Care Fac. Auth.
    Rev. (Atlantic City Medical Center)
    6.80%, 7/1/2005                                          1,000               1,076
New Jersey Transp. Trust Fund Auth.
    5.00%, 6/15/2014                                         1,555               1,520
    6.00%, 6/15/2008                                           250                 270
                                                                             -----------
                                                                                 3,287
                                                                             -----------

----------------------------------------------------------------------------------------
                                                              FACE              MARKET
TAX-MANAGED                                                 AMOUNT              VALUE*
BALANCED FUND                                                (000)               (000)
----------------------------------------------------------------------------------------
NEW YORK (6.8%)
Erie County NY GO
    6.125%, 1/15/2011 (3)                                 $    610           $     665
Hempstead NY GO
    5.625%, 2/1/2011 (3)                                       840                 874
Huntington NY GO
    6.70%, 2/1/2010 (3)                                        375                 427
Long Island NY Power Auth. Electric
    System Rev.
    5.50%, 12/1/2009 (2)                                     2,000               2,074
Metro. NY Transp. Auth.
    6.00%, 7/1/2006 (1)                                      1,000               1,073
Muni. Assistance Corp. for
    New York City NY
    5.00%, 7/1/1999                                            500                 500
New York City NY IDA
    (USTA National Tennis Center)
    6.25%, 11/15/2006 (4)                                    2,000               2,182
New York City NY GO
    6.375%, 8/15/2005 (Prere.)                                 135                 149
    6.375%, 8/15/2009                                          505                 548
    7.10%, 8/15/2004 (Prere.)                                  500                 563
New York State Dormitory Auth. Rev.
    (State Univ.)
    5.375%, 5/15/2007 (2)                                      400                 415
New York State Dormitory Auth. Rev.
    (Vassar Brothers Hosp.)
    5.10%, 7/1/2010 (4)                                      1,500               1,495
New York State Energy Research &
    Dev. Auth. PCR VRDO (New York
    State Electric & Gas)
    3.80%, 7/2/1999 LOC                                      1,445               1,445
New York State Environmental Fac.
    Corp. PCR (State Water
    Recovery Fund)
    6.35%, 6/15/2004 (Prere.)                                  295                 323
    6.35%, 6/15/2006                                           225                 244
New York State GO
    4.50%, 9/15/2000                                         1,600               1,617
New York State Thruway Auth.
    (Service Contract)
    5.40%, 4/1/2005 (1)                                        400                 415
Suffolk County NY GO
    5.00%, 4/1/2007 (3)                                      1,120               1,134
Triborough Bridge & Tunnel Auth.
    Rev. NY
    5.50%, 1/1/2006 (4)                                      2,000               2,086
                                                                             -----------
                                                                                18,229
                                                                             -----------
OHIO (2.8%)
Lorain County OH Hosp. Rev.
    (Catholic Healthcare Partners)
    5.625%, 9/1/2013 (1)                                     1,775               1,824
    6.00%, 9/1/2004 (1)                                      1,080               1,148
Ohio Air Quality Dev. Auth. VRDO
    (Cincinnati Gas &
    Electric Co. Project)
    3.50%, 7/2/1999 LOC                                        700                 700
Ohio Public Fac. Comm. Higher
    Educ. Fac.
    5.50%, 12/1/2006 (1)                                       400                 415
Ohio Water Dev. Auth.
    5.00%, 6/1/2015 (1)                                      2,000               1,944
    5.75%, 12/1/2005 (1)                                       540                 568
    6.00%, 12/1/2008 (2)                                       750                 799
                                                                             -----------
                                                                                 7,398
                                                                             -----------
OKLAHOMA (0.4%)
Oklahoma Dev. Finance Auth. Rev.
    (Hillcrest Hosp.)
    5.00%, 8/15/2009                                         1,185               1,142
                                                                             -----------
PENNSYLVANIA (3.4%)
Pennsylvania Convention Center Auth.
    6.70%, 9/1/2014 (1)                                        500                 551
Pennsylvania GO
    5.90%, 11/15/2001                                        1,000               1,040
Pennsylvania Higher Educ. Fac. Auth.
    Rev. (Allegheny/Delaware Valley)
    5.00%, 11/15/2006 (1)                                    1,125               1,125
Pennsylvania Higher Educ. Fac. Auth.
    Rev. VRDO (Carnegie Mellon Univ.)
    3.45%, 7/2/1999                                            820                 820
Pennsylvania Turnpike Comm. Oil
    Franchise Tax Rev.
    5.25%, 12/1/2009 (2)                                       615                 629
    5.25%, 12/1/2011 (2)                                       455                 460
Pennsylvania Turnpike Comm. Rev.
    7.625%, 12/1/1999 (Prere.)                                 500                 519
Philadelphia PA Airport Parking Auth.
    5.75%, 9/1/2008 (2)                                      1,150               1,210
Philadelphia PA School Dist. GO
    6.25%, 9/1/2005 (2)                                        870                 940
Philadelphia PA Water &
    Wastewater Rev.
    6.25%, 8/1/2009 (1)                                      1,000               1,092
Pittsburgh PA GO
    5.20%, 3/1/2010 (3)                                        580                 583
Pittsburgh PA Water & Sewer
    Auth. Rev.
    5.60%, 9/1/2005 (3)(Prere.)                                235                 247
                                                                             -----------
                                                                                 9,216
                                                                             -----------
SOUTH DAKOTA (0.4%)
South Dakota Building Auth.
    Lease Rev.
    5.25%, 12/1/2010 (2)                                     1,000               1,007
                                                                             -----------
TEXAS (7.3%)
Dallas TX Civic Center
    Refunding & Improvement
    4.60%, 8/15/2009 (1)                                       110                 106
    4.70%, 8/15/2010 (1)                                       815                 782
Fort Worth TX Water & Sewer Rev.
    5.25%, 2/15/2011                                         3,800               3,826
Grand Prairie TX GO
    5.50%, 2/15/2003 (1)                                     3,065               3,171
Gulf Coast TX Waste Disposal Auth.
    PCR VRDO (Exxon Project)
    3.40%, 7/2/1999                                          1,460               1,460
Harris County TX Health Fac. Dev.
    Corp. Hosp. Rev. VRDO
    (St. Luke's Episcopal Hosp.)
    3.85%, 7/2/1999                                          1,070               1,070

----------------------------------------------------------------------------------------
                                                              FACE              MARKET
                                                            AMOUNT              VALUE*
                                                             (000)               (000)
----------------------------------------------------------------------------------------
Houston TX GO
    5.70%, 3/1/2001                                       $    500           $     513
Houston TX Hotel Occupancy
    Tax Rev.
    5.25%, 7/1/2007 (4)                                        500                 508
Lubbock TX Health Fac. Dev. Corp.
    Rev. (St. Joseph Health System)
    5.00%, 7/1/2001                                          1,000               1,014
    5.00%, 7/1/2008                                          1,645               1,633
Northwest Texas Independant
    School Dist.
    0.00%, 8/15/2004                                         2,205               1,737
San Antonio TX Electric & Gas Rev.
    5.125%, 2/1/2009                                         1,000               1,010
San Antonio TX Water Rev.
    6.50%, 5/15/2002 (1)(Prere.)                               145                 156
    6.50%, 5/15/2010 (1)                                       280                 299
    6.50%, 5/15/2010 (1)(ETM)                                   75                  84
Texas Water Finance Assistance GO
    5.00%, 8/1/2008                                            690                 693
    5.00%, 8/1/2009                                          1,050               1,052
Univ. of Texas Permanent Fund
    6.60%, 7/1/2001 (Prere.)                                   500                 534
                                                                             -----------
                                                                                19,648
                                                                             -----------
UTAH (0.5%)
Intermountain Power Agency Utah
    Power Supply Rev.
    5.20%, 7/1/2006                                          1,150               1,171
Salt Lake County UT Building Auth.
    Lease Rev.
    5.90%, 10/1/2006 (1)                                       260                 276
                                                                             -----------
                                                                                 1,447
                                                                             -----------
VIRGINIA (0.8%)
Henrico County VA Water &
    Sewer Rev.
    5.25%, 5/1/2011                                          1,485               1,502
Virginia Transp. Board
    6.00%, 5/15/2007                                           500                 533
                                                                             -----------
                                                                                 2,035
                                                                             -----------
WASHINGTON (0.9%)
King County WA Library System GO
    6.05%, 12/1/2007                                         1,000               1,071
Seattle WA Muni. Light & Power Rev.
    6.25%, 7/1/2004 (Prere.)                                   700                 765
Tacoma WA Electric System Rev.
    5.50%, 1/1/2012 (2)                                        500                 504
                                                                             -----------
                                                                                 2,340
                                                                             -----------
WEST VIRGINIA (0.7%)
West Virginia Building Comm. Rev.
    5.25%, 7/1/2008 (1)                                      1,150               1,173
West Virginia School Building Auth.
    Capital Improvement Rev.
    5.625%, 7/1/2002                                           655                 681
                                                                             -----------
                                                                                 1,854
                                                                             -----------
WISCONSIN (0.1%)
Wisconsin GO
    5.00%, 5/1/2000                                            335                 340
                                                                             -----------
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
    (COST $142,276)                                                            141,644
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                              FACE              MARKET
                                                            AMOUNT              VALUE*
                                                             (000)               (000)
----------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    4.96%, 7/1/1999--Note G
    (COST $205)                                           $    205           $     205
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
    (COST $216,646)                                                            272,943
----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
----------------------------------------------------------------------------------------
Other Assets--Note B                                                             6,325
Payables for Investment
    Securities Purchased                                                       (10,232)
Other Liabilities--Note G                                                         (557)
                                                                             -----------
                                                                                (4,464)
----------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------
Applicable to 15,222,929 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                                $ 268,479
========================================================================================

NET ASSET VALUE PER SHARE                                                       $17.64
========================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
COP--Certificate of Participation.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
REIT--Real Estate Investment Trust.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.
(ETM)--Escrowed to Maturity.

Scheduled principal and interest payments are
guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

------------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------
                                                            AMOUNT             PER
                                                             (000)           SHARE
------------------------------------------------------------------------------------
  Paid in Capital                                         $213,307          $14.01
  Undistributed Net
    Investment Income                                          278             .02
  Accumulated Net Realized Losses                           (1,403)           (.09)
  Unrealized Appreciation--
    Note F                                                  56,297            3.70
------------------------------------------------------------------------------------
  NET ASSETS                                              $268,479          $17.64
====================================================================================

--------------------------------------------------------------------------------------
                                                                               MARKET
TAX-MANAGED                                                                    VALUE*
GROWTH AND INCOME FUND                                     SHARES               (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (100.1%)
--------------------------------------------------------------------------------------
-   Microsoft Corp.                                       865,384          $   78,047
    General Electric Co.                                  554,772              62,689
    International Business
      Machines Corp.                                      307,736              39,775
    Wal-Mart Stores, Inc.                                 754,786              36,418
-   Cisco Systems, Inc.                                   541,794              34,844
    Lucent Technologies, Inc.                             515,610              34,771
    Intel Corp.                                           562,768              33,485
    Exxon Corp.                                           411,774              31,758
    AT&T Corp.                                            539,752              30,125
    Merck & Co., Inc.                                     394,858              29,219
    Citigroup, Inc.                                       573,207              27,227
-   MCI WorldCom, Inc.                                    315,570              27,159
    The Coca-Cola Co.                                     418,626              26,164
    American International
      Group, Inc.                                         210,109              24,596
    Pfizer, Inc.                                          219,580              24,099
    Bristol-Myers Squibb Co.                              336,876              23,729
    Johnson & Johnson                                     228,188              22,362
    Royal Dutch Petroleum Co. ADR                         363,816              21,920
    Bank of America Corp.                                 296,001              21,701
-   America Online, Inc.                                  184,350              20,371
    Procter & Gamble Co.                                  225,368              20,114
    SBC Communications Inc.                               333,210              19,326
    Hewlett-Packard Co.                                   172,252              17,311
    Bell Atlantic Corp.                                   263,414              17,221
    Philip Morris Cos., Inc.                              409,479              16,456
    Home Depot, Inc.                                      251,486              16,205
-   Dell Computer Corp.                                   430,400              15,925
    BellSouth Corp.                                       316,772              14,849
    Time Warner, Inc.                                     199,482              14,662
    Ameritech Corp.                                       186,530              13,710
    Eli Lilly & Co.                                       186,196              13,336
    Tyco International Ltd.                               139,280              13,197
    Schering-Plough Corp.                                 248,972              13,195
    Mobil Corp.                                           132,818              13,149
    E.I. du Pont de Nemours & Co.                         191,432              13,077
    American Home Products Corp.                          221,436              12,733
    GTE Corp.                                             164,364              12,451
    The Chase Manhattan Corp.                             143,492              12,430
    Wells Fargo Co.                                       279,504              11,949
    Bank One Corp.                                        199,754              11,898
    Fannie Mae                                            173,432              11,858
    Abbott Laboratories                                   257,094              11,698
    Ford Motor Co.                                        204,818              11,559
    The Walt Disney Co.                                   348,296              10,732
    Chevron Corp.                                         110,824              10,549
    Warner-Lambert Co.                                    144,536              10,027
    American Express Co.                                   76,488               9,953
    Morgan Stanley Dean
      Witter & Co.                                         96,689               9,911
    Nortel Networks Corp.                                 112,274               9,747
    Motorola, Inc.                                        102,401               9,702
    PepsiCo, Inc.                                         249,852               9,666
    Texas Instruments, Inc.                                66,552               9,650
    McDonald's Corp.                                      230,630               9,528
-   EMC Corp.                                             171,300               9,421
-   Sun Microsystems, Inc.                                131,496               9,057
-   Oracle Corp.                                          243,518               9,041
    Sprint Corp.                                          147,444               7,787
    Medtronic, Inc.                                        99,268               7,730
    Gillette Co.                                          187,716               7,696
-   MediaOne Group, Inc.                                  102,846               7,649
    Charles Schwab Corp.                                   69,425               7,628
    First Union Corp.                                     161,904               7,609
    The Gap, Inc.                                         145,485               7,329
    The Boeing Co.                                        164,883               7,286
    General Motors Corp.                                  109,941               7,256
    Compaq Computer Corp.                                 289,039               6,847
    Freddie Mac                                           117,760               6,830
    Unilever NV ADR                                        97,121               6,774
    Xerox Corp.                                           112,430               6,640
    Minnesota Mining &
       Manufacturing Co.                                   68,445               5,950
    Schlumberger Ltd.                                      93,010               5,924
    United Technologies Corp.                              82,589               5,921
    AlliedSignal Inc.                                      93,242               5,874
    Anheuser-Busch Cos., Inc.                              80,414               5,704
    Texaco Inc.                                            91,268               5,704
    Waste Management, Inc.                                103,551               5,566
    Associates First Capital Corp.                        123,916               5,491
-   Amgen, Inc.                                            87,076               5,301
-   CBS Corp.                                             121,106               5,261
    Kimberly-Clark Corp.                                   90,644               5,167
-   Viacom Inc. Class B                                   115,748               5,093
    Carnival Corp.                                        103,900               5,039
    U S WEST, Inc.                                         85,660               5,033
    Walgreen Co.                                          170,360               5,004
    Computer Associates
      International, Inc.                                  90,916               5,000
    Merrill Lynch & Co., Inc.                              62,392               4,987
    Allstate Corp.                                        137,280               4,925
    Enron Corp.                                            60,150               4,917
    Dayton Hudson Corp.                                    75,364               4,899
    Colgate-Palmolive Co.                                  49,506               4,889
    Pharmacia & Upjohn, Inc.                               85,870               4,878
    The Bank of New York Co., Inc.                        129,600               4,755
    Dow Chemical Co.                                       37,240               4,725
    Electronic Data Systems Corp.                          83,400               4,717
-   Applied Materials, Inc.                                63,500               4,691
    Comcast Corp. Class A Special                         121,892               4,685
    Emerson Electric Co.                                   74,032               4,655
    Automatic Data Processing, Inc.                       105,336               4,635
    Atlantic Richfield Co.                                 54,292               4,537
-   Tellabs, Inc.                                          66,700               4,506
    Fleet Financial Group, Inc.                            97,072               4,308
-   Sprint PCS                                             74,836               4,275
    Monsanto Co.                                          107,525               4,240
    J.P. Morgan & Co., Inc.                                30,160               4,237
    U.S. Bancorp                                          123,241               4,190
-   Safeway, Inc.                                          84,600               4,188
    MBNA Corp.                                            136,495               4,180
-   The Kroger Co.                                        139,076               3,885
    Household International, Inc.                          81,411               3,857
    Alcoa Inc.                                             62,242               3,851
-   Clear Channel
      Communications, Inc.                                 55,857               3,851
    SunTrust Banks, Inc.                                   54,552               3,788
    Eastman Kodak Co.                                      54,828               3,715
    First Data Corp.                                       74,738               3,657
    Albertson's, Inc.                                      70,701               3,646
    Raytheon Co. Class B                                   51,722               3,640
    The Seagram Co. Ltd.                                   72,172               3,636
    Caterpillar, Inc.                                      60,590               3,635
    ALLTEL Corp.                                           50,036               3,578

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                           SHARES               (000)
--------------------------------------------------------------------------------------
    National City Corp.                                    54,380          $    3,562
    Lowe's Cos., Inc.                                      62,506               3,543
    Washington Mutual, Inc.                               100,054               3,539
    International Paper Co.                                69,916               3,531
    Illinois Tool Works, Inc.                              42,272               3,466
    Sara Lee Corp.                                        152,464               3,459
    Campbell Soup Co.                                      74,012               3,432
    Marsh & McLennan Cos., Inc.                            44,856               3,387
    CVS Corp.                                              66,324               3,366
    Gannett Co., Inc.                                      47,104               3,362
    Halliburton Co.                                        74,178               3,357
    Duke Energy Corp.                                      61,303               3,333
    Firstar Corp.                                         115,100               3,223
    American General Corp.                                 42,676               3,217
    Mellon Bank Corp.                                      88,256               3,210
    Williams Cos., Inc.                                    73,661               3,135
    Southern Co.                                          117,712               3,119
    CIGNA Corp.                                            34,638               3,083
    H.J. Heinz Co.                                         61,188               3,067
    Fifth Third Bancorp                                    45,650               3,039
    NIKE, Inc. Class B                                     47,812               3,027
    PNC Bank Corp.                                         51,901               2,991
    Baxter International, Inc.                             49,144               2,979
-   Costco Cos., Inc.                                      36,926               2,956
    Cardinal Health, Inc.                                  45,879               2,942
-   Boston Scientific Corp.                                66,582               2,925
    Wachovia Corp.                                         34,163               2,923
    Corning, Inc.                                          41,513               2,911
    Pitney Bowes, Inc.                                     45,280               2,909
-   Solectron Corp.                                        42,900               2,861
    Sears, Roebuck & Co.                                   64,099               2,856
-   FDX Corp.                                              50,584               2,744
-   Cendant Corp.                                         130,137               2,668
    Guidant Corp.                                          50,800               2,613
    BankBoston Corp.                                       50,520               2,583
    Lockheed Martin Corp.                                  67,376               2,510
-   NEXTEL Communications, Inc.                            49,800               2,499
    Honeywell, Inc.                                        21,546               2,497
    Avon Products, Inc.                                    44,684               2,480
    Union Pacific Corp.                                    42,100               2,455
    Burlington Northern
      Santa Fe Corp.                                       79,027               2,450
    KeyCorp                                                76,148               2,446
-   Staples, Inc.                                          78,200               2,419
    Omnicom Group Inc.                                     30,100               2,408
    May Department Stores Co.                              58,720               2,400
    Bestfoods                                              47,422               2,347
    Weyerhaeuser Co.                                       33,801               2,324
    Columbia/HCA Healthcare Corp.                         101,486               2,315
    State Street Corp.                                     27,100               2,314
    The Hartford Financial
      Services Group Inc.                                  39,602               2,309
    Kellogg Co.                                            69,236               2,285
    Providian Financial Corp.                              23,914               2,236
    Newell Rubbermaid, Inc.                                47,773               2,221
    ConAgra, Inc.                                          83,092               2,212
    J.C. Penney Co., Inc.                                  45,006               2,186
-   BMC Software, Inc.                                     40,385               2,181
    Textron, Inc.                                          26,404               2,173
    AFLAC, Inc.                                            45,000               2,154
    Aetna Inc.                                             23,959               2,143
    Phillips Petroleum Co.                                 42,392               2,133
    The Clorox Co.                                         19,907               2,126
    Coca-Cola Enterprises, Inc.                            71,100               2,115
    PG&E Corp.                                             64,958               2,111
-   Kohl's Corp.                                           27,300               2,107
    General Mills, Inc.                                    25,741               2,069
    Interpublic Group of Cos., Inc.                        23,685               2,052
-   Best Buy Co., Inc.                                     29,800               2,012
-   Compuware Corp.                                        62,900               2,001
    BB&T Corp.                                             53,816               1,974
    Rockwell International Corp.                           32,453               1,971
    Norfolk Southern Corp.                                 65,019               1,959
    United Healthcare Corp.                                31,064               1,945
    Texas Utilities Co.                                    46,944               1,936
-   AES Corp.                                              32,500               1,889
    The Chubb Corp.                                        27,098               1,883
    Capital One Financial Corp.                            33,700               1,877
-   Federated Department
      Stores, Inc.                                         35,100               1,858
    Northern Trust Corp.                                   19,094               1,852
    Mattel, Inc.                                           69,820               1,846
-   Computer Sciences Corp.                                26,544               1,836
    Ingersoll-Rand Co.                                     28,390               1,835
    Baker Hughes, Inc.                                     54,691               1,832
    Aon Corp.                                              43,750               1,805
    TJX Cos., Inc.                                         53,904               1,796
    The McGraw-Hill Cos., Inc.                             33,276               1,795
    Wrigley, (Wm.) Jr. Co.                                 19,897               1,791
    Progressive Corp. of Ohio                              12,300               1,783
    PPG Industries, Inc.                                   30,025               1,773
    Delphi Automotive Systems Corp.                        95,073               1,765
-   Unisys Corp.                                           45,281               1,763
    Consolidated Edison Inc.                               38,800               1,756
-   AMR Corp.                                              25,718               1,755
    Lincoln National Corp.                                 33,442               1,749
    Frontier Corp.                                         29,600               1,746
    Southwest Airlines Co.                                 56,070               1,745
    Vodafone AirTouch PLC ADR                               8,790               1,732
    Tribune Co.                                            19,858               1,730
-   Micron Technology, Inc.                                42,800               1,725
    USX-Marathon Group                                     52,878               1,722
    The Limited, Inc.                                      37,697               1,710
    Franklin Resources Corp.                               42,100               1,710
    Sysco Corp.                                            56,658               1,689
    Ralston-Ralston Purina Group                           54,926               1,672
    IMS Health, Inc.                                       53,160               1,661
    Conseco Inc.                                           54,430               1,657
    FPL Group, Inc.                                        30,149               1,647
    CSX Corp.                                              36,314               1,645
    Masco Corp.                                            56,468               1,630
    Tandy Corp.                                            33,264               1,626
-   3Com Corp.                                             60,850               1,624
    Pioneer Hi-Bred
      International, Inc.                                  41,100               1,600
    Unocal Corp.                                           40,323               1,598
    Comerica, Inc.                                         26,850               1,596
    Edison International                                   59,228               1,584
    Transamerica Corp.                                     20,982               1,574
    Deere & Co.                                            39,679               1,572
    Marriott International, Inc.
      Class A                                              41,968               1,569
    Circuit City Stores, Inc.                              16,828               1,565
    Archer-Daniels-Midland Co.                            101,241               1,563
    PECO Energy Corp.                                      37,156               1,556
    Rohm & Haas Co.                                        36,257               1,554

--------------------------------------------------------------------------------------
                                                                               MARKET
TAX-MANAGED                                                                    VALUE*
GROWTH AND INCOME FUND                                     SHARES               (000)
--------------------------------------------------------------------------------------
-   Gateway, Inc.                                          26,100          $    1,540
    Air Products & Chemicals, Inc.                         38,180               1,537
    The Goodyear Tire & Rubber Co.                         26,116               1,536
    McKesson HBOC, Inc.                                    47,569               1,528
    Public Service Enterprise
      Group, Inc.                                          37,135               1,518
    Loews Corp.                                            19,100               1,511
    Mercantile Bancorp, Inc.                               26,415               1,509
-   Novell, Inc.                                           56,300               1,492
    The Quaker Oats Co.                                    22,456               1,491
    Regions Financial Corp.                                38,500               1,480
    Coastal Corp.                                          36,614               1,465
    General Dynamics Corp.                                 21,232               1,454
    Fort James Corp.                                       37,879               1,435
-   Tricon Global Restaurants, Inc.                        26,275               1,422
    Dominion Resources, Inc.                               32,774               1,420
    Hershey Foods Corp.                                    23,798               1,413
    Unicom Corp.                                           36,529               1,409
    Georgia Pacific Group                                  29,400               1,393
    Reliant Energy, Inc.                                   49,787               1,375
    Delta Air Lines, Inc.                                  23,644               1,362
-   Kmart Corp.                                            82,350               1,354
    Danaher Corp.                                          23,200               1,348
    Paychex, Inc.                                          42,050               1,340
    Burlington Resources, Inc.                             30,517               1,320
    Dover Corp.                                            37,280               1,305
    Praxair, Inc.                                          26,360               1,290
    Dana Corp.                                             27,893               1,285
    Entergy Corp.                                          41,086               1,284
    SLM Holding Corp.                                      28,000               1,283
    UNUM Corp.                                             23,318               1,277
    Lehman Brothers Holdings, Inc.                         20,400               1,270
    Barrick Gold Corp.                                     65,479               1,269
    Becton, Dickinson & Co.                                41,792               1,254
-   Apple Computer, Inc.                                   26,700               1,237
    St. Paul Cos., Inc.                                    38,866               1,236
    Allergan, Inc.                                         11,118               1,234
-   General Instrument Corp.                               29,000               1,232
    Huntington Bancshares Inc.                             35,158               1,231
    Alcan Aluminium Ltd.                                   38,465               1,228
    Republic New York Corp.                                18,000               1,227
    Occidental Petroleum Corp.                             57,645               1,218
    Summit Bancorp                                         29,000               1,213
    Kansas City Southern
      Industries, Inc.                                     19,000               1,212
    FirstEnergy Corp.                                      39,046               1,210
    American Electric
      Power Co., Inc.                                      32,130               1,207
    Jefferson-Pilot Corp.                                  18,229               1,207
    Browning-Ferris Industries, Inc.                       27,858               1,198
-   Office Depot, Inc.                                     53,800               1,187
    Avery Dennison Corp.                                   19,584               1,182
    PaineWebber Group, Inc.                                25,200               1,178
    Fortune Brands, Inc.                                   28,088               1,162
    New York Times Co. Class A                             30,930               1,139
    Eaton Corp.                                            12,059               1,109
-   LSI Logic Corp.                                        24,000               1,107
    TRW, Inc.                                              20,140               1,105
    Union Planters Corp.                                   24,600               1,099
    Carolina Power & Light Co.                             25,648               1,098
    Union Carbide Corp.                                    22,415               1,093
    Dollar General Corp.                                   37,550               1,089
    MBIA, Inc.                                             16,700               1,081
    Rite Aid Corp.                                         43,402               1,069
    Nabisco Group Holdings Corp.                           54,600               1,068
    SouthTrust Corp.                                       27,700               1,063
-   HEALTHSOUTH Corp.                                      71,142               1,063
    Genuine Parts Co.                                      30,137               1,055
    Maytag Corp.                                           15,064               1,050
-   Seagate Technology Inc.                                40,900               1,048
    Cincinnati Financial Corp.                             27,900               1,048
    PE Corp.-PE Biosystems Group                            8,850               1,016
    SAFECO Corp.                                           22,820               1,007
    Consolidated Natural Gas Co.                           16,317                 991
    Johnson Controls, Inc.                                 14,276                 989
    Dun & Bradstreet Corp.                                 27,880                 988
    DTE Energy Co.                                         24,302                 972
-   Tenet Healthcare Corp.                                 52,266                 970
-   KLA-Tencor Corp.                                       14,800                 960
    Golden West Financial Corp.                             9,718                 952
-   Wellpoint Health Networks
      Inc. Class A                                         11,200                 951
    Bear Stearns Co., Inc.                                 20,120                 941
    Black & Decker Corp.                                   14,886                 940
    Ecolab, Inc.                                           21,530                 939
    Whirlpool Corp.                                        12,653                 936
    CenturyTel, Inc.                                       23,400                 930
    Hasbro, Inc.                                           33,225                 928
    Winn-Dixie Stores, Inc.                                25,008                 924
    PacifiCorp                                             50,062                 920
    Sempra Energy                                          40,517                 917
    UST, Inc.                                              31,199                 913
    Provident Cos., Inc.                                   22,800                 912
-   Sealed Air Corp.                                       14,036                 911
    GPU, Inc.                                              21,300                 899
    MGIC Investment Corp.                                  18,400                 895
    Amerada Hess Corp.                                     15,017                 894
    Synovus Financial Corp.                                44,800                 890
    Willamette Industries, Inc.                            19,300                 889
    Columbia Energy Group                                  14,159                 888
    Ameren Corp.                                           23,105                 887
    Service Corp. International                            45,980                 885
    Adobe Systems, Inc.                                    10,700                 879
    Equifax, Inc.                                          24,500                 874
-   Toys R Us, Inc.                                        42,091                 871
    W.W. Grainger, Inc.                                    16,146                 869
    VF Corp.                                               20,142                 861
    Cinergy Corp.                                          26,906                 861
-   Owens-Illinois, Inc.                                   26,300                 860
-   ALZA Corp.                                             16,879                 859
    Cooper Industries, Inc.                                16,495                 858
    Central & South West Corp.                             36,345                 850
    R.R. Donnelley & Sons Co.                              22,641                 839
    Dow Jones & Co., Inc.                                  15,640                 830
    PP&L Resources Inc.                                    26,480                 814
    Parker Hannifin Corp.                                  17,773                 813
    CMS Energy Corp.                                       19,300                 808
    Torchmark Corp.                                        23,598                 805
    Countrywide Credit
      Industries, Inc.                                     18,800                 804
    Sherwin-Williams Co.                                   28,894                 802
    Nordstrom, Inc.                                        23,748                 796
    H & R Block, Inc.                                      15,900                 795
    International Flavors &
      Fragrances, Inc.                                     17,782                 789
-   Ceridian Corp.                                         23,802                 778

--------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                           SHARES               (000)
--------------------------------------------------------------------------------------
    Anadarko Petroleum Corp.                               21,100          $      777
-   AutoZone Inc.                                          25,500                 768
    Northrop Grumman Corp.                                 11,568                 767
    Champion International Corp.                           16,017                 767
    Bausch & Lomb, Inc.                                     9,902                 757
    Brown-Forman Corp. Class B                             11,535                 752
    The Times Mirror Co. Class A                           12,634                 749
    Biomet, Inc.                                           18,785                 747
    Allegheny Teledyne Inc.                                32,646                 739
    Constellation Energy Group                             24,898                 738
    New Century Energies, Inc.                             19,000                 737
-   National Semiconductor Corp.                           28,551                 723
    Knight Ridder                                          13,070                 718
    Apache Corp.                                           18,400                 718
    Kerr-McGee Corp.                                       14,279                 717
-   PeopleSoft, Inc.                                       41,000                 707
    The Mead Corp.                                         16,804                 702
    Nucor Corp.                                            14,697                 697
    Tenneco, Inc.                                          28,977                 692
    PACCAR, Inc.                                           12,860                 686
    Union Pacific Resources
      Group, Inc.                                          41,791                 682
    AmSouth Bancorp                                        29,250                 678
    Eastman Chemical Co.                                   12,882                 667
    Hercules, Inc.                                         16,717                 657
-   Parametric Technology Corp.                            47,300                 656
-   US Airways Group, Inc.                                 14,902                 649
    Harcourt General, Inc.                                 12,366                 638
    ITT Industries, Inc.                                   16,701                 637
    Placer Dome, Inc.                                      53,552                 633
    Temple-Inland Inc.                                      9,100                 621
    Reynolds Metals Co.                                    10,506                 620
    Hilton Hotels Corp.                                    43,616                 619
    Dillard's Inc.                                         17,386                 611
    Sonat, Inc.                                            18,297                 606
    Northern States Power Co.                              24,956                 604
    Case Corp.                                             12,300                 592
    Phelps Dodge Corp.                                      9,441                 585
-   Mirage Resorts, Inc.                                   34,800                 583
    Crown Cork & Seal Co., Inc.                            20,403                 581
    Inco Ltd.                                              32,297                 581
    Sigma-Aldrich Corp.                                    16,600                 572
    Wendy's International, Inc.                            20,151                 571
    Nalco Chemical Co.                                     10,935                 567
-   Navistar International Corp.                           11,156                 558
-   Watson Pharmaceuticals, Inc.                           15,800                 554
    Newmont Mining Corp.                                   27,109                 539
-   Thermo Electron Corp.                                  26,600                 534
    Engelhard Corp.                                        23,090                 522
    The BFGoodrich Co.                                     12,154                 517
    Harris Corp.                                           13,172                 516
    SuperValu Inc.                                         19,992                 514
    Deluxe Corp.                                           13,082                 509
    Darden Restaurants Inc.                                23,041                 503
-   St. Jude Medical, Inc.                                 14,046                 500
    Ashland, Inc.                                          12,406                 498
    Fluor Corp.                                            12,180                 493
-   Consolidated Stores, Inc.                              18,252                 493
-   Silicon Graphics, Inc.                                 30,000                 491
-   Niagara Mohawk Holdings Inc.                           30,493                 490
    Florida Progress Corp.                                 11,800                 487
    Westvaco Corp.                                         16,743                 486
    Freeport-McMoRan Copper &
      Gold Inc. Class B                                    26,400                 474
-   Harrah's Entertainment, Inc.                           20,849                 459
    Raychem Corp.                                          12,392                 459
    Great Lakes Chemical Corp.                              9,943                 457
    The Stanley Works                                      14,206                 457
    Sunoco, Inc.                                           15,145                 457
    Thomas & Betts Corp.                                    9,628                 455
    Pall Corp.                                             20,495                 455
    Scientific-Atlanta, Inc.                               12,378                 446
    Brunswick Corp.                                        15,826                 441
-   HCR Manor Care, Inc.                                   18,013                 436
    Mallinckrodt, Inc.                                     11,862                 431
    Louisiana-Pacific Corp.                                18,000                 428
-   Advanced Micro Devices, Inc.                           23,508                 425
-   King World Productions, Inc.                           12,154                 423
    C.R. Bard, Inc.                                         8,677                 415
    Cummins Engine Co., Inc.                                7,141                 408
    Snap-On Inc.                                           11,267                 408
    Boise Cascade Corp.                                     9,330                 401
    USX-U.S. Steel Group                                   14,500                 391
-   Network Appliance, Inc.                                 7,000                 391
    Liz Claiborne, Inc.                                    10,669                 389
    Laidlaw, Inc.                                          52,700                 389
    Centex Corp.                                           10,216                 384
    Raytheon Co. Class A                                    5,497                 379
    Armstrong World Industries Inc.                         6,527                 377
-   FMC Corp.                                               5,523                 377
    Crane Co.                                              11,554                 363
    American Greetings Corp.
      Class A                                              11,947                 360
-   Cabletron Systems, Inc.                                27,500                 357
    IKON Office Solutions, Inc.                            23,566                 353
-   Humana, Inc.                                           27,100                 351
    Bemis Co., Inc.                                         8,775                 349
    Homestake Mining Co.                                   41,868                 343
    NICOR, Inc.                                             8,280                 315
    Owens Corning                                           9,147                 314
    Ryder System, Inc.                                     11,964                 311
    Millipore Corp.                                         7,594                 308
    Shared Medical Systems Corp.                            4,676                 305
    Meredith Corp.                                          8,796                 305
    Cooper Tire & Rubber Co.                               12,685                 300
    EG&G, Inc.                                              8,290                 295
    Adolph Coors Co. Class B                                5,928                 293
-   Andrew Corp.                                           15,160                 287
-   R.J. Reynolds Tobacco
      Holdings, Inc.                                        9,000                 283
    Autodesk, Inc.                                          9,360                 277
    McDermott International, Inc.                           9,441                 267
    Tupperware Corp.                                       10,317                 263
    Alberto-Culver Co. Class B                              9,486                 253
    Cyprus Amax Minerals Co.                               16,400                 249
-   Rowan Cos., Inc.                                       13,386                 247
    Worthington Industries, Inc.                           14,802                 243
    Potlatch Corp.                                          5,500                 242
-   W.R. Grace & Co.                                       12,920                 237
    Briggs & Stratton Corp.                                 4,098                 237
    Ball Corp.                                              5,601                 237
    National Service Industries, Inc.                       6,569                 236
    Peoples Energy Corp.                                    6,119                 231
    Longs Drug Stores, Inc.                                 6,642                 230
    Tektronix, Inc.                                         7,476                 226

--------------------------------------------------------------------------------------
                                                                               MARKET
TAX-MANAGED                                                                    VALUE*
GROWTH AND INCOME FUND                                     SHARES               (000)
--------------------------------------------------------------------------------------
    Great Atlantic & Pacific Tea
      Co., Inc.                                             6,630          $      224
    The Timken Co.                                         10,810                 211
    Vulcan Materials Co.                                    4,300                 207
    Kaufman & Broad Home Corp.                              8,211                 204
    Polaroid Corp.                                          6,960                 192
    The Pep Boys
      (Manny, Moe & Jack)                                   8,836                 191
    Helmerich & Payne, Inc.                                 7,868                 187
-   Bethlehem Steel Corp.                                  23,331                 179
    Eastern Enterprises                                     4,472                 178
    ONEOK, Inc.                                             5,591                 178
    Pulte Corp.                                             7,488                 173
-   Reebok International Ltd.                               8,991                 167
    Fleetwood Enterprises, Inc.                             6,056                 160
    Springs Industries Inc. Class A                         3,560                 155
    Jostens Inc.                                            7,055                 149
    Comcast Corp. Class A                                   4,100                 147
-   Data General Corp.                                      9,521                 139
    Milacron Inc.                                           7,215                 133
    Russell Corp.                                           6,820                 133
    ASARCO, Inc.                                            6,342                 119
-   Fruit of the Loom Inc. Class A                         11,500                 112
    NACCO Industries, Inc. Class A                          1,331                  98
    Foster Wheeler Corp.                                    6,522                  92
    Battle Mountain Gold Co. Class A                       36,700                  89
-   Triad Hospitals, Inc.                                   5,566                  75
-   LifePoint Hospitals, Inc.                               5,567                  75
    Moore Corp. Ltd.                                        5,040                  42
-   PE Corp.-Celera Genomics Group                          2,275                  37
-   Viacom Inc. Class A                                       200                   9
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $1,330,727)                                                       1,905,344
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.3%)
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    4.87%, 7/1/1999
    (COST $5,262)                                          $5,262               5,262
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
    (COST $1,335,989)                                                       1,910,606
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------------
Other Assets--Note B                                                           13,557
Liabilities                                                                   (21,058)
                                                                           -----------
                                                                               (7,501)
--------------------------------------------------------------------------------------
NET ASSETS (100%)                                                          $1,903,105
======================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.

------------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------

                                                                            AMOUNT
                                                                             (000)
------------------------------------------------------------------------------------
Paid in Capital                                                         $1,338,797
Undistributed Net Investment Income                                            711
Accumulated Net Realized Losses                                            (11,020)
Unrealized Appreciation--Note F                                            574,617
------------------------------------------------------------------------------------
NET ASSETS                                                              $1,903,105
====================================================================================

  Investor Shares--Net Assets
    Applicable to 62,063,260 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                           $1,841,624
-----------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
    INVESTOR SHARES                                                         $29.67
===================================================================================

  Institutional Shares--Net Assets
    Applicable to 2,071,939 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                              $61,481
===================================================================================
  NET ASSET VALUE PER SHARE--
    INSTITUTIONAL SHARES                                                    $29.67
===================================================================================

---------------------------------------------------------------------------------------
                                                                                MARKET
TAX-MANAGED                                                                     VALUE*
CAPITAL APPRECIATION FUND                                   SHARES               (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (99.9%)
---------------------------------------------------------------------------------------
    General Electric Co.                                   565,878         $    63,944
-   Microsoft Corp.                                        623,300              56,214
    International Business
      Machines Corp.                                       312,200              40,352
    Lucent Technologies, Inc.                              543,154              36,629
-   Cisco Systems, Inc.                                    553,500              35,597
    Intel Corp.                                            571,000              33,975
    AT&T Corp.                                             562,114              31,373
    Merck & Co., Inc.                                      411,300              30,436
-   MCI WorldCom, Inc.                                     323,732              27,861
    Citigroup, Inc.                                        584,977              27,786
    American International
      Group, Inc.                                          218,488              25,577
    Pfizer, Inc.                                           226,500              24,858
    The Coca-Cola Co.                                      396,400              24,775
    Wal-Mart Stores, Inc.                                  484,400              23,372
    Johnson & Johnson                                      236,106              23,138
-   America Online, Inc.                                   191,861              21,201
    Procter & Gamble Co.                                   232,900              20,786
    Exxon Corp.                                            234,300              18,070
    Home Depot, Inc.                                       270,200              17,411
    Schering-Plough Corp.                                  270,600              14,342
-   Dell Computer Corp.                                    384,600              14,230
    Hewlett-Packard Co.                                    139,100              13,980
    Time Warner, Inc.                                      185,850              13,660
    American Home Products Corp.                           226,800              13,041
    Fannie Mae                                             180,100              12,314
    The Walt Disney Co.                                    393,409              12,122
    Abbott Laboratories                                    264,400              12,030
    Morgan Stanley Dean
      Witter & Co.                                         109,900              11,265
    Texas Instruments, Inc.                                 75,900              11,005
    Vodafone AirTouch PLC ADR                               55,450              10,924
-   Sun Microsystems, Inc.                                 155,800              10,731
-   EMC Corp.                                              189,200              10,406
    Charles Schwab Corp.                                    93,900              10,317
    PepsiCo, Inc.                                          263,600              10,198
    E.I. du Pont de Nemours & Co.                          140,600               9,605
-   Oracle Corp.                                           248,412               9,222
    McDonald's Corp.                                       219,400               9,064
-   MediaOne Group, Inc.                                   121,300               9,022
    Motorola, Inc.                                          95,100               9,011
-   AT&T Corp.-Liberty Media
      Class A                                              239,590               8,805
    Medtronic, Inc.                                        111,000               8,644
-   QUALCOMM, Inc.                                          59,200               8,495
    Bank of America Corp.                                  115,875               8,495
    Gillette Co.                                           206,916               8,484
    Freddie Mac                                            133,800               7,760
    Sprint Corp.                                           144,000               7,605
    The Boeing Co.                                         165,470               7,312
    The Gap, Inc.                                          142,687               7,188
    Alcoa Inc.                                             115,446               7,143
    AlliedSignal Inc.                                      112,500               7,087
    Waste Management, Inc.                                 128,697               6,917
    Associates First Capital Corp.                         155,488               6,890
-   Applied Materials, Inc.                                 91,900               6,789
-   The Kroger Co.                                         241,800               6,755
-   Amgen, Inc.                                            110,700               6,739
-   CBS Corp.                                              152,906               6,642
    Philip Morris Cos., Inc.                               163,800               6,583
    Compaq Computer Corp.                                  276,930               6,560
    BellSouth Corp.                                        132,400               6,206
    Comcast Corp. Class A Special                          159,332               6,124
-   Clear Channel
      Communications, Inc.                                  88,720               6,116
    Walgreen Co.                                           201,600               5,922
-   Sprint PCS                                             103,000               5,884
-   Yahoo!, Inc.                                            34,000               5,856
-   Tellabs, Inc.                                           85,200               5,756
-   Solectron Corp.                                         84,000               5,602
-   Safeway, Inc.                                          112,184               5,553
    First Data Corp.                                       111,262               5,445
    Monsanto Co.                                           138,000               5,442
    Merrill Lynch & Co., Inc.                               68,000               5,436
-   Cablevision Systems Corp.
      Class B                                               76,400               5,348
    Mobil Corp.                                             53,000               5,247
-   Qwest Communications
      International Inc.                                   157,476               5,207
-   Xilinx, Inc.                                            89,400               5,118
    Kimberly-Clark Corp.                                    87,496               4,987
-   Teradyne, Inc.                                          68,100               4,886
-   Cendant Corp.                                          238,125               4,882
-   Smurfit-Stone Container Corp.                          234,602               4,824
-   Compuware Corp.                                        151,200               4,810
-   BMC Software, Inc.                                      88,200               4,763
-   Viacom Inc. Class B                                    108,212               4,761
    Raytheon Co. Class B                                    66,900               4,708
-   FDX Corp.                                               86,400               4,687
-   Level 3 Communications, Inc.                            76,900               4,619
    Cardinal Health, Inc.                                   70,875               4,545
-   Analog Devices, Inc.                                    90,133               4,524
    CVS Corp.                                               88,528               4,493
    Emerson Electric Co.                                    71,200               4,477
-   Biogen, Inc.                                            69,600               4,476
    Electronic Data Systems Corp.                           78,800               4,457
    Illinois Tool Works, Inc.                               54,000               4,428
-   Costco Cos., Inc.                                       54,800               4,387
-   Lexmark International Group, Inc.
      Class A                                               66,200               4,373
    Lowe's Cos., Inc.                                       76,200               4,320
    Automatic Data Processing, Inc.                         98,100               4,316
-   Novell, Inc.                                           159,800               4,235
-   Staples, Inc.                                          132,130               4,088
    Linear Technology Corp.                                 59,400               3,995
-   Office Depot, Inc.                                     179,400               3,958
    Circuit City Stores, Inc.                               42,500               3,952
-   Best Buy Co., Inc.                                      58,300               3,935
    Guidant Corp.                                           76,000               3,909
-   Siebel Systems, Inc.                                    58,500               3,883
-   Federated Department
      Stores, Inc.                                          73,300               3,880
    Adobe Systems, Inc.                                     47,100               3,870
-   Altera Corp.                                           105,000               3,865
-   AMR Corp.                                               56,100               3,829
    Capital One Financial Corp.                             68,400               3,809
    State Street Corp.                                      44,400               3,791
-   NEXTEL Communications, Inc.                             75,300               3,779
-   KLA-Tencor Corp.                                        57,600               3,737
-   Computer Sciences Corp.                                 53,900               3,729
    ENSCO International, Inc.                              184,700               3,682
-   At Home Corp. Series A                                  67,600               3,646
    Weatherford International, Inc.                         99,400               3,641
-   LSI Logic Corp.                                         78,400               3,616


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
---------------------------------------------------------------------------------------
                                                                                MARKET
TAX-MANAGED                                                                     VALUE*
CAPITAL APPRECIATION FUND                                   SHARES               (000)
---------------------------------------------------------------------------------------
-   Nabors Industries, Inc.                                147,600         $     3,607
-   AES Corp.                                               62,000               3,604
-   Autonation Inc.                                        201,400               3,587
    AFLAC, Inc.                                             74,900               3,586
-   Maxim Integrated Products, Inc.                         53,600               3,564
    Computer Associates
      International, Inc.                                   64,662               3,556
-   Ocean Energy, Inc.                                     366,340               3,526
-   Boston Scientific Corp.                                 79,900               3,511
-   Kohl's Corp.                                            45,400               3,504
    United Healthcare Corp.                                 55,600               3,482
-   HEALTHSOUTH Corp.                                      231,802               3,463
-   Amazon.com, Inc.                                        27,400               3,428
-   BJ Services Co.                                        116,200               3,421
    Southwest Airlines Co.                                 109,350               3,404
    General Motors Corp.                                    51,500               3,399
-   Immunex Corp.                                           26,600               3,390
-   Rowan Cos., Inc.                                       181,700               3,350
-   Starbucks Corp.                                         88,400               3,321
    Mattel, Inc.                                           125,032               3,306
-   Unisys Corp.                                            84,500               3,290
-   Global Marine, Inc.                                    210,200               3,245
-   Apple Computer, Inc.                                    69,700               3,228
    Tandy Corp.                                             65,600               3,206
    Freeport-McMoRan Copper &
      Gold Inc. Class B                                    178,687               3,205
-   ALZA Corp.                                              63,000               3,205
    Frontier Corp.                                          54,200               3,198
-   General Instrument Corp.                                75,100               3,192
    Newell Rubbermaid, Inc.                                 68,510               3,186
    Conseco Inc.                                           104,339               3,176
-   Abercrombie & Fitch Co.                                 65,316               3,135
    Kansas City Southern
      Industries, Inc.                                      49,100               3,133
-   Micron Technology, Inc.                                 77,200               3,112
-   Adaptec, Inc.                                           87,700               3,097
-   McLeodUSA, Inc. Class A                                 56,100               3,085
    ALLTEL Corp.                                            42,953               3,071
-   Thermo Electron Corp.                                  152,400               3,058
    Lehman Brothers Holdings, Inc.                          49,100               3,056
-   Global TeleSystems Group, Inc.                          37,400               3,029
-   Tricon Global Restaurants, Inc.                         55,940               3,028
-   General Motors Corp. Class H                            53,800               3,026
    Delphi Automotive Systems Corp.                        162,994               3,026
    Albertson's, Inc.                                       58,400               3,011
-   Cox Communications Class A                              81,700               3,008
-   Chancellor Media Corp.                                  54,400               2,999
    Burlington Northern
      Santa Fe Corp.                                        96,393               2,988
    Dollar General Corp.                                   102,950               2,986
    Harley-Davidson, Inc.                                   54,800               2,980
    Coastal Corp.                                           74,100               2,964
    Aetna Inc.                                              32,997               2,951
    MGIC Investment Corp.                                   60,600               2,947
-   3Com Corp.                                             109,975               2,935
-   Tech Data Corp.                                         76,600               2,930
-   Wellpoint Health Networks Inc.
      Class A                                               34,403               2,920
-   Concord EFS, Inc.                                       68,900               2,915
    Franklin Resources Corp.                                71,700               2,913
    UNUM Corp.                                              53,100               2,907
    Archer-Daniels-Midland Co.                             188,124               2,904
-   Smith International, Inc.                               66,800               2,902
-   Kmart Corp.                                            176,400               2,900
-   Foundation Health Systems
      Class A                                              193,270               2,899
-   Forest Laboratories, Inc.                               62,400               2,886
-   Veritas Software Corp.                                  30,300               2,877
    The Hartford Financial Services
      Group Inc.                                            49,200               2,869
-   Intuit, Inc.                                            31,800               2,866
    Delta Air Lines, Inc.                                   49,700               2,864
-   ADC Telecommunications, Inc.                            62,300               2,839
-   St. Jude Medical, Inc.                                  78,910               2,811
-   American Standard Cos., Inc.                            58,500               2,808
    IMS Health, Inc.                                        89,400               2,794
-   Global Industries Ltd.                                 217,900               2,792
-   Noble Drilling Corp.                                   141,200               2,780
-   Bed Bath & Beyond, Inc.                                 72,100               2,776
    Dynegy, Inc.                                           136,100               2,773
-   Uniphase Corp.                                          16,700               2,772
-   R & B Falcon Corp.                                     294,746               2,763
-   Owens-Illinois, Inc.                                    84,000               2,746
    Telephone & Data Systems, Inc.                          36,900               2,696
    NIKE, Inc. Class B                                      42,500               2,691
    Starwood Hotels & Resorts
      Worldwide, Inc. REIT                                  88,024               2,690
    Kerr-McGee Corp.                                        53,449               2,682
-   Genzyme Corp.                                           55,300               2,682
    Progressive Corp. of Ohio                               18,400               2,668
    Paychex, Inc.                                           83,587               2,664
    Sysco Corp.                                             89,200               2,659
-   NCR Corp.                                               54,337               2,652
    Champion International Corp.                            55,400               2,652
-   Jones Apparel Group, Inc.                               77,100               2,645
-   Gulfstream Aerospace Corp.                              39,100               2,642
-   PeopleSoft, Inc.                                       153,100               2,641
    Caterpillar, Inc.                                       44,000               2,640
-   Sanmina Corp.                                           34,600               2,625
-   Toys R Us, Inc.                                        126,800               2,623
-   Citizens Utilities Co. Class B                         235,002               2,614
    The Equitable Cos.                                      39,000               2,613
-   Sterling Commerce, Inc.                                 71,300               2,602
    Minnesota Mining &
      Manufacturing Co.                                     29,900               2,599
    Anadarko Petroleum Corp.                                70,600               2,599
    Praxair, Inc.                                           53,100               2,599
-   Allied Waste Industries, Inc.                          131,100               2,589
-   Cooper Cameron Corp.                                    69,800               2,587
    Stryker Corp.                                           43,000               2,585
-   Navistar International Corp.                            51,200               2,560
-   Lear Corp.                                              51,400               2,557
    Wrigley, (Wm.) Jr. Co.                                  28,400               2,556
-   Outdoor Systems, Inc.                                   70,000               2,555
-   Tenet Healthcare Corp.                                 137,037               2,544
    Molex, Inc.                                             68,525               2,535
    M & T Bank Corp.                                         4,600               2,530
-   Centocor, Inc.                                          53,900               2,513
    Federal-Mogul Corp.                                     48,300               2,512
-   Atmel Corp.                                             95,800               2,509
-   SCI Systems, Inc.                                       52,800               2,508
    Sigma-Aldrich Corp.                                     72,800               2,507
-   Sealed Air Corp.                                        38,336               2,487
-   Electronic Arts Inc.                                    45,600               2,474
    Danaher Corp.                                           42,500               2,470
    Coca-Cola Enterprises, Inc.                             83,000               2,469



                                       32

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
---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                            SHARES               (000)
---------------------------------------------------------------------------------------
-   Litton Industries, Inc.                                 34,300         $     2,461
    Columbia/HCA Healthcare Corp.                          106,421               2,428
    Lockheed Martin Corp.                                   65,000               2,421
    SBC Communications Inc.                                 41,720               2,420
    Becton, Dickinson & Co.                                 80,600               2,418
-   Blyth Industries, Inc.                                  70,300               2,417
    Cintas Corp.                                            35,900               2,412
    The PMI Group Inc.                                      38,400               2,412
-   FMC Corp.                                               35,300               2,411
    CenturyTel, Inc.                                        60,300               2,397
-   USA Networks, Inc.                                      59,480               2,387
    Allmerica Financial Corp.                               38,844               2,362
-   National Semiconductor Corp.                            93,200               2,359
-   Synopsys, Inc.                                          42,627               2,352
    ServiceMaster Co.                                      125,100               2,346
-   Niagara Mohawk Holdings Inc.                           146,000               2,345
-   Saks Inc.                                               81,200               2,345
-   Outback Steakhouse                                      59,550               2,341
-   AutoZone Inc.                                           77,600               2,338
    Loews Corp.                                             29,100               2,303
    Golden West Financial Corp.                             23,400               2,293
-   Ceridian Corp.                                          69,900               2,285
-   SunGard Data Systems, Inc.                              66,200               2,284
-   Sybron International Corp.                              82,200               2,266
    Provident Cos., Inc.                                    56,604               2,264
-   Infinity Broadcasting Corp.                             76,000               2,261
-   Seagate Technology Inc.                                 88,170               2,259
    Solutia, Inc.                                          105,800               2,255
-   Advanced Micro Devices, Inc.                           124,500               2,249
-   The Goldman Sachs Group, Inc.                           31,000               2,240
-   Parametric Technology Corp.                            161,100               2,235
    Biomet, Inc.                                            56,000               2,226
    USG Corp.                                               39,700               2,223
    Great Lakes Chemical Corp.                              48,200               2,220
-   Quintiles Transnational Corp.                           52,800               2,218
    Tyson Foods, Inc.                                       98,550               2,217
    Nucor Corp.                                             46,400               2,201
-   NTL Inc.                                                25,500               2,198
    Zions Bancorp                                           34,600               2,197
    Apache Corp.                                            56,300               2,196
-   Waters Corp.                                            41,200               2,189
    Burlington Resources, Inc.                              50,500               2,184
    Newmont Mining Corp.                                   109,756               2,181
    Darden Restaurants Inc.                                 99,900               2,179
-   MidAmerican Energy
      Holdings Co.                                          62,200               2,154
    Transocean Offshore, Inc.                               82,000               2,152
-   U.S. Cellular Corp.                                     40,200               2,151
-   VISIX Inc.                                              27,000               2,138
-   King World Productions, Inc.                            61,400               2,137
-   Northwest Airlines Corp.
      Class A                                               65,400               2,126
-   Humana, Inc.                                           164,000               2,122
    Martin Marietta Materials, Inc.                         35,900               2,118
-   Payless ShoeSource, Inc.                                39,500               2,113
    Noble Affiliates, Inc.                                  74,900               2,111
-   Modis Professional Services Inc.                       153,400               2,109
-   Fiserv, Inc.                                            67,200               2,104
-   Quantum Corp.                                           87,200               2,104
-   DST Systems, Inc.                                       33,300               2,094
-   Gateway, Inc.                                           35,200               2,077
-   Continental Airlines, Inc. Class B                      54,900               2,066
    Enron Oil & Gas Co.                                    101,100               2,047
-   Pacificare Health Systems, Inc.                         28,328               2,038
    The St. Joe Co.                                         75,200               2,030
    Baker Hughes, Inc.                                      60,480               2,026
-   American Power
      Conversion Corp.                                     100,400               2,021
-   Silicon Graphics, Inc.                                 123,300               2,019
-   US Airways Group, Inc.                                  46,200               2,013
    Amerada Hess Corp.                                      33,800               2,011
    AMBAC Financial Group Inc.                              35,100               2,005
-   Robert Half International, Inc.                         77,000               2,002
    Mylan Laboratories, Inc.                                75,250               1,994
-   Sepracor Inc.                                           24,500               1,991
    McKesson HBOC, Inc.                                     61,324               1,970
-   Vitesse Semiconductor Corp.                             29,200               1,969
-   Chiron Corp.                                            94,840               1,968
    Bank One Corp.                                          32,959               1,963
-   HCR Manor Care, Inc.                                    80,300               1,942
    Marriott International, Inc.
      Class A                                               51,700               1,932
-   CNA Financial Corp.                                     47,900               1,931
-   VoiceStream Wireless Corp.                              67,000               1,905
    Columbia Energy Group                                   30,300               1,899
    IBP, Inc.                                               79,900               1,898
    IKON Office Solutions, Inc.                            126,500               1,898
-   MedImmune Inc.                                          28,000               1,897
-   Watson Pharmaceuticals, Inc.                            54,000               1,893
-   PanAmSat Corp.                                          48,100               1,873
    Centex Corp.                                            49,700               1,867
    Williams Cos., Inc.                                     43,789               1,864
    Owens Corning                                           53,700               1,846
-   Health Management Associates
      Class A                                              163,268               1,837
-   Catellus Development Corp.                             118,400               1,835
-   Brinker International, Inc.                             67,400               1,832
-   Fox Entertainment Group, Inc.
      Class A                                               68,000               1,832
    Union Pacific Corp.                                     31,253               1,822
-   Shaw Industries, Inc.                                  110,000               1,815
    MBIA, Inc.                                              28,000               1,813
    Alberto-Culver Co. Class B                              68,000               1,810
-   Consolidated Stores, Inc.                               66,706               1,801
    International Paper Co.                                 35,600               1,798
-   Harrah's Entertainment, Inc.                            81,600               1,795
-   PRIMEDIA Inc.                                          105,500               1,787
-   UAL Corp.                                               27,400               1,781
-   SPX Corp.                                               21,200               1,770
-   Golden State Bancorp Inc.                               79,800               1,756
    ITT Industries, Inc.                                    45,900               1,750
    Fort James Corp.                                        46,087               1,746
    International Game Technology                           93,900               1,737
    Hasbro, Inc.                                            62,100               1,735
    FirstEnergy Corp.                                       55,900               1,733
-   Premier Parks Inc.                                      47,000               1,727
-   American Tower Corp. Class A                            71,700               1,721
-   Northeast Utilities                                     96,600               1,709
    Pioneer Natural Resources Co.                          155,200               1,707
    Total System Services, Inc.                             89,450               1,700
    Manpower Inc.                                           74,900               1,695
-   Promus Hotel Corp.                                      54,563               1,691
    W.W. Grainger, Inc.                                     31,400               1,690
-   Adelphia Communications
      Corp. Class A                                         26,400               1,680
    Transatlantic Holdings, Inc.                            22,200               1,664


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
---------------------------------------------------------------------------------------
                                                                                MARKET
TAX-MANAGED                                                                     VALUE*
CAPITAL APPRECIATION FUND                                   SHARES               (000)
---------------------------------------------------------------------------------------
-   Mirage Resorts, Inc.                                    98,700         $     1,653
-   Keebler Foods Co.                                       54,400               1,652
-   Republic Services, Inc. Class A                         66,700               1,651
    Autoliv, Inc.                                           53,947               1,632
-   Safeguard Scientifics, Inc.                             26,300               1,631
    Raychem Corp.                                           44,000               1,628
-   Network Associates, Inc.                               110,550               1,624
-   Univision Communications Inc.                           24,600               1,624
-   MGM Grand, Inc.                                         33,109               1,622
-   Barnes & Noble, Inc.                                    59,100               1,618
    Clayton Homes Inc.                                     140,395               1,606
-   Cadence Design Systems, Inc.                           125,600               1,601
    Millipore Corp.                                         39,200               1,590
-   Affiliated Computer Services, Inc.
      Class A                                               31,300               1,585
-   Sodexho Marriott Services, Inc.                         82,250               1,578
    AGCO Corp.                                             138,600               1,568
    CNF Transportation, Inc.                                40,800               1,566
-   Associated Group, Inc.                                  23,850               1,553
    Homestake Mining Co.                                   187,200               1,533
    Dime Bancorp, Inc.                                      75,400               1,517
-   RCN Corp.                                               36,200               1,507
    Roslyn Bancorp, Inc.                                    87,400               1,502
-   Winstar Communications, Inc.                            30,800               1,502
-   Western Wireless Corp. Class A                          55,000               1,485
-   Gentex Corp.                                            52,600               1,473
-   Metromedia Fiber Network, Inc.                          40,900               1,470
-   BISYS Group, Inc.                                       25,000               1,463
-   Convergys Corp.                                         75,900               1,461
-   U.S. Foodservice                                        34,200               1,458
-   International Specialty
      Products, Inc.                                       142,700               1,454
-   DLJdirect                                               49,100               1,448
    Kellogg Co.                                             43,700               1,442
    Wesco Financial Corp.                                    4,600               1,426
-   Venator Group, Inc.                                    136,359               1,423
-   ICOS Corp.                                              34,800               1,420
-   Mohawk Industries, Inc.                                 46,700               1,419
    Union Pacific Resources
      Group, Inc.                                           86,842               1,417
    Dole Food Co.                                           46,500               1,366
    Fluor Corp.                                             33,600               1,361
-   IVAX Corp.                                              95,000               1,342
    Fastenal Co.                                            25,500               1,337
-   Synetic, Inc.                                           19,200               1,320
    Cooper Tire & Rubber Co.                                55,500               1,311
    York International Corp.                                30,600               1,310
    The Limited, Inc.                                       28,437               1,290
-   Gartner Group, Inc. Class A                             61,700               1,265
    Investment Technology
      Group, Inc.                                           38,900               1,259
-   LHS Group, Inc.                                         37,600               1,246
-   Santa Fe Snyder Corp.                                  163,170               1,244
    Arch Chemicals, Inc.                                    50,400               1,225
    Nordstrom, Inc.                                         36,200               1,213
    Beckman Coulter, Inc.                                   24,500               1,191
-   Snyder Communications, Inc.                             36,300               1,189
-   Storage Technology Corp.                                52,200               1,188
    Autodesk, Inc.                                          39,900               1,180
-   Andrx Corp.                                             15,000               1,157
    New Century Energies, Inc.                              29,800               1,157
    Ford Motor Co.                                          20,200               1,140
    Johns Manville Corp.                                    87,000               1,131
-   Quorum Health Group, Inc.                               89,500               1,124
-   Sterling Software, Inc.                                 41,700               1,113
    Expeditors International of
      Washington, Inc.                                      40,700               1,109
-   ACNielson Corp.                                         35,900               1,086
-   MiniMed, Inc.                                           14,000               1,077
-   United Rentals, Inc.                                    36,000               1,062
    Lancaster Colony Corp.                                  30,050               1,037
-   Calpine Corp.                                           19,000               1,026
    The Warnaco Group, Inc. Class A                         38,100               1,019
    Cummins Engine Co., Inc.                                16,900                 965
    Diamond Offshore Drilling, Inc.                         33,700                 956
    American General Corp.                                  12,461                 939
-   Thermo Instrument Systems, Inc.                         55,458                 936
-   Chris-Craft Industries, Inc.                            19,701                 928
    DENTSPLY International Inc.                             31,400                 907
    20th Century Industries of CA                           47,300                 893
-   J.D. Edwards & Co.                                      48,200                 892
    IMC Global Inc.                                         49,206                 867
    Rohm & Haas Co.                                         19,950                 855
    Dillard's Inc.                                          24,200                 850
-   Arrow Electronics, Inc.                                 43,300                 823
    Stewart Enterprises, Inc. Class A                       55,800                 813
    BHC Communications, Inc.
      Class A                                                6,200                 797
-   Crestline Capital Corp. REIT                            47,190                 793
    A. H. Belo Corp. Class A                                38,400                 756
    E.W. Scripps Co. Class A                                15,235                 725
-   Dollar Tree Stores, Inc.                                15,600                 686
-   Polo Ralph Lauren Corp.                                 35,500                 675
    J.C. Penney Co., Inc.                                   13,654                 663
    Sealed Air Corp. $2.00 Cvt. Pfd.                        10,117                 632
    Host Marriott Corp. REIT                                52,069                 618
-   Allegheny Teledyne Inc.                                 27,142                 614
    Mallinckrodt, Inc.                                      16,800                 611
-   Viacom Inc. Class A                                     13,688                 604
-   Reebok International Ltd.                               30,050                 560
    Reynolds & Reynolds Class A                             23,500                 548
    Lyondell Chemical Co.                                   25,000                 516
-   Safety-Kleen Corp.                                      27,834                 504
    Crown Cork & Seal Co., Inc.                             17,500                 499
    Texaco Inc.                                              7,960                 497
    The Pepsi Bottling Group, Inc.                          20,000                 461
    Meditrust Corp. REIT                                    33,722                 440
-   Nielsen Media Research                                  14,633                 428
-   First Health Group Corp.                                16,700                 360
    The Clorox Co.                                           3,210                 343
-   Revlon, Inc. Class A                                    11,000                 333
    Texas Utilities Co.                                      7,965                 329
    Reynolds Metals Co.                                      5,300                 313
-   Mandalay Resort Group                                   14,200                 300
    Young & Rubicam Inc.                                     6,500                 295
-   Cabletron Systems, Inc.                                 21,700                 282
    Raytheon Co. Class A                                     3,284                 226
-   Conexant Systems, Inc.                                   3,400                 197
    Chicago Title Corp.                                      5,124                 183
    Cinergy Corp.                                            5,700                 182
    U S WEST, Inc.                                           3,009                 177
    St. Paul Cos., Inc.                                      4,800                 153
    Baxter International, Inc.                               2,000                 121
-   Centennial Cellular Corp. Class A                        3,000                 107
-   Covad Communications Group, Inc.                         2,000                 107
    Nabisco Group Holdings Corp.                             4,360                  85

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                            SHARES               (000)
---------------------------------------------------------------------------------------
-   Beverly Enterprises, Inc.                               10,400         $        84
-   UCAR International, Inc.                                 2,900                  73
-   Associated Group, Inc. Class B                             750                  49
-   R.J. Reynolds Tobacco
      Holdings, Inc.                                         1,453                  46
-   Genzyme Surgical Products                                9,899                  44
    Louisiana-Pacific Corp.                                  1,050                  25
    Freeport-McMoRan Copper &
      Gold, Inc. Class A                                       138                   2
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $1,106,058)                                                        1,927,843
---------------------------------------------------------------------------------------
                                                              FACE
                                                            AMOUNT
                                                             (000)
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    4.87%, 7/1/1999                                      $   3,563               3,563
    4.96%, 7/1/1999--Note G                                 14,094              14,094
---------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $17,657)                                                              17,657
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
    (COST $1,123,715)                                                        1,945,500
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                                                 (000)
---------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
---------------------------------------------------------------------------------------
Other Assets--Note B                                                            46,968
Liabilities--Note G                                                            (63,593)
                                                                              ---------
                                                                               (16,625)
---------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $1,928,875
=======================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

---------------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                                 (000)
---------------------------------------------------------------------------------------
  Paid in Capital                                                           $1,123,924
  Undistributed Net Investment Income                                            3,700
  Accumulated Net Realized Losses                                              (20,534)
  Unrealized Appreciation--Note F                                              821,785
---------------------------------------------------------------------------------------
  NET ASSETS                                                                $1,928,875
=======================================================================================

  Investor Shares--Net Assets
Applicable to 60,552,460 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                   $1,798,577
---------------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
    INVESTOR SHARES                                                             $29.70
=======================================================================================

  Institutional Shares--Net Assets
    Applicable to 4,385,284 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                                 $130,298
=======================================================================================
  NET ASSET VALUE PER SHARE--
    INSTITUTIONAL SHARES                                                        $29.71
=======================================================================================

---------------------------------------------------------------------------------------
                                                                                MARKET
TAX-MANAGED                                                                     VALUE*
SMALL-CAP FUND                                              SHARES               (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (99.5%)
---------------------------------------------------------------------------------------
-   VISIX Inc.                                              15,800         $     1,251
-   Novellus Systems, Inc.                                  15,000               1,024
    FirstMerit Corp.                                        35,200                 988
    American Bankers
      Insurance Group                                       16,700                 909
-   Express Scripts                                         14,600                 879
    Legg Mason Inc.                                         21,800                 839
-   Valassis Communications, Inc.                           22,100                 809
-   Gentex Corp.                                            28,100                 787
-   Acxiom Corp.                                            30,200                 753
-   Williams Sonoma, Inc.                                   21,600                 752
    Radian Group, Inc.                                      14,300                 698
    Devon Energy Corp.                                      18,700                 669
    U.S. Trust Corp.                                         7,200                 666
-   Linens `n Things, Inc.                                  15,200                 665
-   Catalina Marketing Corp.                                 7,200                 662
-   Whittman-Hart, Inc.                                     20,600                 654
    Centura Banks, Inc.                                     11,000                 620
-   BISYS Group, Inc.                                       10,600                 620
-   IDEC Pharmaceuticals Corp.                               8,000                 616
    SEI Corp.                                                6,900                 609
    Ethan Allen Interiors, Inc.                             16,000                 604
-   MedQuist, Inc.                                          13,800                 604
-   CommScope, Inc.                                         19,600                 603
-   Universal Health Services Class B                       12,500                 597
-   Micrel, Inc.                                             7,800                 577
    Cullen/Frost Bankers, Inc.                              20,800                 573
-   Lattice Semiconductor Corp.                              9,100                 566
    Dallas Semiconductor Corp.                              11,200                 566
-   Macromedia                                              16,000                 564
-   Zale Corp.                                              14,100                 564
    Mutual Risk Management Ltd.                             16,800                 561
    National Data Corp.                                     13,100                 560
-   Dycom Industries, Inc.                                   9,900                 554
    True North Communications                               18,400                 552
    Commercial Federal Corp.                                23,700                 550
-   Smithfield Foods, Inc.                                  16,200                 542
-   American Management
      Systems, Inc.                                         16,500                 529
    Expeditors International of
      Washington, Inc.                                      19,400                 529
-   Burr-Brown Corp.                                        14,200                 520
-   National Instruments Corp.                              12,800                 517
    Fremont General Corp.                                   27,200                 513
-   Mercury Interactive Corp.                               14,400                 509
-   Ames Department Stores, Inc.                            11,100                 506
    UST Corp.                                               16,500                 499
-   Cognex Corp.                                            15,800                 499
-   The Profit Recovery Group
      International, Inc.                                   10,500                 497
    Central Parking Corp.                                   14,400                 493
    Eaton Vance Corp.                                       14,100                 486
-   Whole Foods Market, Inc.                                10,100                 485
-   O'Reilly Automotive, Inc.                                9,600                 484
-   C-Cube Microsystems, Inc.                               15,200                 482
-   Barrett Resources Corp.                                 12,500                 480
    Hudson United Bancorp                                   15,600                 478
    USFreightways Corp.                                     10,200                 472
-   Mueller Industries Inc.                                 13,900                 472
    Delta & Pine Land Co.                                   14,900                 469
    La-Z-Boy Inc.                                           20,300                 467
-   Tower Automotive, Inc.                                  18,200                 463
-   Zebra Technologies Class A                              12,000                 461
-   Foodmaker, Inc.                                         16,200                 460
    Commerce Bancorp, Inc.                                  10,700                 457
    MacDermid, Inc.                                          9,800                 456
-   AnnTaylor Stores Corp.                                  10,100                 454
    First American Financial Corp.                          25,300                 452
-   Newfield Exploration Co.                                15,900                 452
-   Patterson Dental Co.                                    13,000                 452
    Raymond James Financial, Inc.                           18,600                 445
    United Bankshares, Inc.                                 16,800                 445
-   Renal Care Group, Inc.                                  17,200                 445
-   DSP Communications, Inc.                                15,400                 445
    Corn Products International, Inc.                       14,500                 441
    Jones Pharma, Inc.                                      11,200                 441
-   Ciber, Inc.                                             23,000                 440
    Community First Bankshares                              18,400                 439
-   Stillwater Mining Co.                                   13,400                 438
    Sierra Pacific Resources                                12,000                 437
-   Plantronics, Inc.                                        6,700                 436
    First Midwest Bancorp                                   10,900                 433
    Earthgrains Co.                                         16,700                 431
    Polaris Industries, Inc.                                 9,900                 431
    Aptargroup Inc.                                         14,100                 423
    Pier 1 Imports Inc.                                     37,600                 423
    Manitowac Co., Inc.                                     10,150                 422
    G & K Services, Inc.                                     8,000                 419
    National Computer Systems, Inc.                         12,400                 418
    Applied Power, Inc.                                     15,300                 418
    D. R. Horton, Inc.                                      24,900                 414
    Wicor, Inc.                                             14,800                 413
-   Santa Fe Snyder Corp.                                   53,865                 411
-   World Color Press, Inc.                                 14,900                 410
    St. Paul Bancorp, Inc.                                  15,700                 400
-   AmeriCredit Corp.                                       24,800                 397
-   Westwood One, Inc.                                      11,100                 396
-   US Oncology, Inc.                                       32,800                 394
-   Fossil, Inc.                                             8,100                 392
    Blount International, Inc.                              14,400                 391
-   Men's Wearhouse, Inc.                                   15,300                 390
    Werner Enterprises, Inc.                                18,500                 384
    Executive Risk, Inc.                                     4,500                 383
    Alpharma, Inc. Class A                                  10,700                 381
    Orion Capital Corp.                                     10,600                 380
    CTS Corp.                                                5,400                 378
-   SLI, Inc.                                               14,000                 378
    Roper Industries Inc.                                   11,800                 378
    Piedmont Natural Gas, Inc.                              12,000                 373
-   Shopko Stores, Inc.                                     10,300                 373
-   Interim Services, Inc.                                  17,900                 369
    Philadelphia Suburban Corp.                             16,000                 369
-   Canandaigua Brands, Inc. Class A                         7,000                 367
    Whitney Holdings                                         9,100                 362
-   Visio Corp.                                              9,500                 362
-   Summit Technology, Inc.                                 16,400                 361
-   Unitrode Corp.                                          12,500                 359
-   Dendrite International, Inc.                             9,900                 358
-   Labor Ready, Inc.                                       11,000                 357
-   Alpha Industries, Inc.                                   7,500                 357
-   Hambrecht & Quist Group                                  9,600                 356
-   Barr Labs Inc.                                           8,900                 355
-   Alliant Techsystems, Inc.                                4,100                 355
-   IDEXX Laboratories Corp.                                15,200                 354
    Commonwealth Energy Systems                              8,400                 353

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                            SHARES               (000)
---------------------------------------------------------------------------------------
-   Dionex Corp.                                             8,700         $       352
-   Champion Enterprises, Inc.                              18,900                 352
-   KEMET Corp.                                             15,300                 351
    JLG Industries, Inc.                                    17,100                 348
    E.W. Blanch Holdings, Inc.                               5,100                 348
-   Metro Networks, Inc.                                     6,500                 347
    Arthur J. Gallagher & Co.                                7,000                 346
    Applebee's International, Inc.                          11,400                 343
-   Vicor Corp.                                             16,200                 343
-   Scotts Co.                                               7,200                 343
-   Orbital Sciences Corp.                                  14,500                 343
    Southwest Gas Corp.                                     11,900                 341
    United Water Resources, Inc.                            15,000                 340
-   Michaels Stores, Inc.                                   11,100                 340
    FactSet Research Systems Inc.                            6,000                 340
-   Superior Services Inc.                                  12,700                 339
-   Security Dynamics
      Technologies, Inc.                                    15,900                 338
    Cilcorp, Inc.                                            5,400                 337
-   CustomTracks Corp.                                       6,000                 336
    Richfood Holdings, Inc.                                 19,000                 335
-   Footstar Inc.                                            9,000                 335
    Florida Rock Industries, Inc.                            7,300                 332
    Air Express International Corp.                         13,000                 330
    OM Group, Inc.                                           9,400                 324
    Methode Electronics, Inc. Class A                       14,000                 320
    Texas Industries, Inc.                                   8,200                 318
    Invacare Corp.                                          11,800                 316
    Orange & Rockland Utilities, Inc.                        5,400                 316
-   HNC Software, Inc.                                      10,100                 311
-   Oak Industries, Inc.                                     7,100                 310
    Jack Henry & Associates                                  7,900                 310
-   Digital Microwave Corp.                                 24,300                 310
-   Astec Industries, Inc.                                   7,600                 310
    Harman International
      Industries, Inc.                                       7,000                 308
    Casey's General Stores                                  20,500                 307
-   Toll Brothers, Inc.                                     14,300                 307
    Atmos Energy Corp.                                      12,200                 305
    Bank North Group                                         9,200                 304
-   Roberts Pharmaceuticals                                 12,500                 303
    Varian Medical Systems, Inc.                            11,900                 300
-   CEC Entertainment Inc.                                   7,100                 300
-   Timberland Co.                                           4,400                 299
    Kellwood Co.                                            11,000                 298
-   Pacific Sunwear of California                           12,200                 297
    Geon Co.                                                 9,200                 297
    Enhance Financial Services
      Group, Inc.                                           14,900                 294
    MascoTech Inc.                                          17,300                 293
-   The Liposome Co., Inc.                                  15,300                 293
    Pogo Producing Co.                                      15,600                 291
-   Dialogic Corp.                                           6,600                 290
    Brady Corp. Class A                                      8,900                 289
    Reliance Steel & Aluminum Co.                            7,400                 289
    Regis Corp.                                             15,000                 288
-   INCYTE Pharmaceuticals, Inc.                            10,800                 286
    Lone Star Industries, Inc.                               7,600                 285
-   Consolidated Graphics, Inc.                              5,700                 285
    Hughes Supply, Inc.                                      9,600                 285
    Baldor Electric Co.                                     14,300                 284
    Trustco Bank                                            10,500                 282
    Jefferies Group, Inc.                                    9,400                 282
-   Delphi Financial Group, Inc.                             7,846                 281
    Central Hudson Gas &
      Electric Corp.                                         6,700                 281
-   Priority Healthcare Corp. Class B                        8,150                 281
    Ballard Medical Products                                12,000                 280
-   Xircom, Inc.                                             9,300                 280
    Queens County Bancorp, Inc.                              8,600                 278
-   Cerner Corp.                                            13,100                 275
-   International Rectifier Corp.                           20,600                 274
    Bindly Western Industries, Inc.                         11,867                 274
-   Anixter International Inc.                              14,900                 272
-   Hutchinson Technology, Inc.                              9,700                 269
-   TALK.com, Inc.                                          23,900                 269
    XL Capital Ltd. Class A                                  4,758                 269
    ABM Industries                                           8,700                 267
    Cross Timbers Oil Co.                                   17,800                 265
-   Orthodontic Centers of
      America, Inc.                                         18,700                 264
-   Pharmaceutical Product
      Development, Inc.                                      9,600                 263
-   SEACOR SMIT Inc.                                         4,900                 262
    New Jersey Resources Corp.                               7,000                 262
    First Bancorp/Puerto Rico                               11,600                 262
-   Safeskin Corp.                                          21,800                 262
    Dain Rauscher Corp.                                      4,800                 260
    Vintage Petroleum, Inc.                                 24,000                 258
    Cambrex Corp.                                            9,800                 257
-   Pre-Paid Legal Services, Inc.                            9,400                 256
-   CDI Corp.                                                7,500                 255
    A.O. Smith Corp.                                         9,100                 255
    Susquehanna Bancshares, Inc.                            14,400                 255
-   Stone Energy Corp.                                       6,000                 254
-   Coventry Health Care Inc.                               23,200                 254
    Rollins Truck Leasing                                   22,800                 254
-   Kulicke & Soffa Industries, Inc.                         9,400                 252
-   Powerwave Technologies, Inc.                             7,800                 252
    Fidelity National Financial, Inc.                       11,800                 248
-   Insight Enterprises, Inc.                               10,000                 247
    John H. Harland Co.                                     12,400                 247
-   Prime Hospitality Corp.                                 20,600                 247
-   American Freightways                                    12,600                 246
-   Tetra Tech, Inc.                                        14,875                 245
    AAR Corp.                                               10,800                 245
    Riggs National Corp.                                    11,900                 245
-   Sonic Corp.                                              7,500                 245
-   Vertex Pharmaceuticals, Inc.                            10,100                 244
    Ruby Tuesday, Inc.                                      12,800                 243
    Skywest, Inc.                                            9,700                 242
    United Illuminating Co.                                  5,700                 242
-   Nautica Enterprises, Inc.                               14,300                 241
-   The Cheesecake Factory                                   7,900                 241
    Caraustar Industries, Inc.                               9,700                 239
    Downey Financial Corp.                                  10,900                 239
    Oakwood Homes Corp.                                     18,200                 239
    Northwest Natural Gas Co.                                9,900                 239
    Graco, Inc.                                              8,100                 238
-   Tuboscope Inc.                                          17,300                 237
-   Kronos, Inc.                                             5,200                 237
    Eastern Utilities Associates                             8,100                 236
-   DBT Online Inc.                                          7,200                 236
    Public Service Co. of
      North Carolina, Inc.                                   8,000                 234
-   Ionics, Inc.                                             6,400                 234

---------------------------------------------------------------------------------------
                                                                                MARKET
TAX-MANAGED                                                                     VALUE*
SMALL-CAP FUND                                              SHARES               (000)
---------------------------------------------------------------------------------------
-   Marshall Industries                                      6,500         $       234
-   Aviation Sales Co.                                       5,900                 233
    Belden, Inc.                                             9,700                 232
    Chiquita Brands
      International, Inc.                                   25,700                 231
    Wolverine World Wide, Inc.                              16,400                 230
    MAF Bancorp, Inc.                                        9,400                 228
-   Photronics Labs Inc.                                     9,300                 228
    Provident Bankshares Corp.                               9,785                 228
-   Primark Corp.                                            8,100                 227
    Elcor Corp.                                              5,200                 227
-   Anchor Gaming                                            4,700                 226
-   Quiksilver, Inc.                                         8,600                 224
-   Kent Electronics Corp.                                  11,300                 224
-   Silicon Valley Group, Inc.                              13,300                 224
-   Inacom Corp.                                            17,700                 223
-   MICROS Systems, Inc.                                     6,500                 221
-   PhyCor, Inc.                                            29,700                 220
-   Hadco Corp.                                              5,500                 219
-   Insituform Technologies Class A                         10,100                 218
-   Action Performance Cos., Inc.                            6,600                 218
-   Wesley Jessen VisionCare, Inc.                           6,700                 217
-   Dura Pharmaceuticals, Inc.                              18,100                 216
    Energen Corp.                                           11,600                 216
-   Pride International Inc.                                20,400                 215
    Frontier Insurance Group, Inc.                          14,000                 215
    Carolina First Corp.                                     8,800                 214
-   Hyperion Solutions Corp.                                12,000                 214
-   Simpson Manufacturing Co.                                4,500                 214
-   Morrison Knudsen Corp.                                  20,700                 213
-   Electro Scientific Industries, Inc.                      5,100                 213
-   Buckeye Technology, Inc.                                14,000                 213
-   Triarc Cos., Inc. Class A                               10,000                 212
-   Benchmark Electronics, Inc.                              5,900                 212
    Helix Technology Corp.                                   8,700                 208
    Selective Insurance Group                               10,800                 206
    K-Swiss, Inc.                                            4,400                 205
    Technitrol, Inc.                                         6,300                 203
    Russ Berrie and Co., Inc.                                8,200                 203
    Capital Re Corp.                                        12,600                 202
    The Toro Co.                                             5,100                 201
    Gerber Scientific, Inc.                                  9,100                 201
-   Silicon Valley Bancshares                                8,100                 200
    Fair Issac & Co.                                         5,700                 200
-   Midway Games Inc.                                       15,400                 199
-   Shorewood Packaging Corp.                               10,800                 199
-   Harbinger Corp.                                         15,700                 196
-   Department 56 Inc.                                       7,300                 196
-   Ralcorp Holdings, Inc.                                  12,200                 196
    Winnebago Industries, Inc.                               8,700                 196
-   Cephalon, Inc.                                          11,200                 195
    Regal-Beloit Corp.                                       8,200                 194
-   IHOP Corp.                                               8,000                 192
    TJ International, Inc.                                   6,200                 192
    TNP Enterprises, Inc.                                    5,300                 192
-   S3, Inc.                                                21,100                 192
-   Heartland Express, Inc.                                 11,700                 192
-   Consolidated Products Inc.                              10,600                 191
    Michael Foods Group, Inc.                                8,100                 190
    St. John Knits, Inc.                                     6,500                 190
    Norrell Corp.                                           10,100                 190
    Inter-Tel, Inc.                                         10,400                 190
-   Datascope Corp.                                          5,900                 190
-   Sola International Inc.                                  9,700                 189
    Bowne & Co., Inc.                                       14,500                 188
    Watsco, Inc.                                            11,500                 188
    JSB Financial                                            3,700                 188
    MDC Holdings, Inc.                                       8,700                 187
-   BE Avionics Inc.                                        10,000                 187
    Premier Bancshares, Inc.                                10,200                 187
    The Stride Rite Corp.                                   18,100                 187
-   HA-LO Industries, Inc.                                  18,900                 187
-   Aspect Telecommunications Corp.                         19,100                 186
-   Respironics, Inc.                                       12,300                 186
    Libbey, Inc.                                             6,400                 186
    Coca-Cola Bottling Co.                                   3,300                 185
-   NBTY, Inc.                                              28,400                 185
-   U.S. Home Corp.                                          5,200                 185
    Clarcor Inc.                                             9,600                 184
-   SPS Technologies, Inc.                                   4,900                 184
    Universal Forest Products, Inc.                          8,500                 183
    Mentor Corp.                                             9,800                 183
-   SpeedFam-IPEC, Inc.                                     11,300                 182
-   The Kroll-O'Gara Co.                                     8,200                 181
    New England Business
      Service, Inc.                                          5,800                 179
-   Ryan's Family Steak Houses, Inc.                        15,400                 179
    Cabot Oil & Gas Corp. Class A                            9,600                 179
    Anchor Bancorp Wisconsin Inc.                           10,000                 178
    Ryland Group, Inc.                                       6,000                 178
-   Plexus Corp.                                             5,900                 178
-   Pioneer Group, Inc.                                     10,300                 178
    ChemFirst Inc.                                           7,300                 177
-   Coherent, Inc.                                           9,500                 177
    Interface, Inc.                                         20,500                 177
-   ADVO, Inc.                                               8,500                 176
-   URS Corp.                                                6,000                 176
    Valmont Industries, Inc.                                10,300                 175
-   Technology Solutions Co.                                16,200                 175
-   Pool Energy Service Co.                                  8,600                 175
    Fleming Cos., Inc.                                      15,000                 174
    Wabash National Corp.                                    9,000                 174
-   Paxar Corp.                                             19,300                 174
-   Stein Mart, Inc.                                        18,500                 173
-   Hollywood Park, Inc.                                    10,200                 173
    Lilly Industries Inc. Class A                            9,300                 173
-   Aztar Corp.                                             18,700                 172
-   Cable Design Technologies                               11,100                 171
-   Yellow Corp.                                             9,600                 170
-   InterVoice, Inc.                                        11,800                 170
    Zenith National Insurance Corp.                          6,900                 170
    Barnes Group, Inc.                                       7,800                 170
-   Kirby Corp.                                              7,900                 167
-   Integrated Health Services, Inc.                        20,700                 166
-   Syncor International Corp.                               4,600                 166
    Applied Industrial Technology, Inc.                      8,600                 163
    Commercial Metals Co.                                    5,700                 162
-   Billing Concepts Corp.                                  14,500                 162
-   Protein Design Labs                                      7,300                 162
    Brown Shoe Company, Inc.                                 7,400                 161
-   Electroglas, Inc.                                        8,000                 160
    Quanex Corp.                                             5,600                 160
    Standard Products Co.                                    6,200                 159
    Connecticut Energy Corp.                                 4,100                 158
-   Service Experts, Inc.                                    7,200                 158
    Authentic Fitness Corp.                                  9,000                 157

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                            SHARES               (000)
---------------------------------------------------------------------------------------
-   Discount Auto Parts Inc.                                 6,500         $       157
    Aquarion Co.                                             4,500                 156
    Analogic Corp.                                           5,000                 155
    WD-40 Co.                                                6,200                 155
-   Seitel, Inc.                                             9,500                 154
-   Sierra Health Services                                  10,600                 153
    Intermet Corp.                                          10,100                 153
    Standard Pacific Corp.                                  11,800                 153
-   Fritz Cos., Inc.                                        14,200                 153
    AMCOL International Corp.                               10,600                 152
    Coachmen Industries, Inc.                                6,500                 151
    C & D Technology Inc.                                    4,900                 150
    Oshkosh B Gosh, Inc. Class A                             7,100                 150
    Diagnostic Products Corp.                                5,400                 149
-   Goody's Family Clothing                                 13,000                 149
-   Cor Therapeutics, Inc.                                  10,000                 147
-   Input/Output, Inc.                                      19,500                 147
    Kaman Corp. Class A                                      9,400                 147
    Computer Task Group, Inc.                                8,600                 146
    The Marcus Corp.                                        11,800                 145
    Apogee Enterprises, Inc.                                10,800                 145
-   Landstar System                                          4,000                 144
    Myers Industries, Inc.                                   7,200                 144
    Justin Industries, Inc.                                 10,300                 144
-   Oceaneering International, Inc.                          8,900                 144
-   Banctec, Inc.                                            8,000                 143
-   FileNet Corp.                                           12,500                 143
-   M.S. Carriers, Inc.                                      4,800                 142
    Standex International Corp.                              5,200                 142
    Cooper Cos., Inc.                                        5,700                 142
    Owens & Minor, Inc. Holding Co.                         12,900                 142
    Stone & Webster, Inc.                                    5,300                 141
-   Scott Technologies, Inc.                                 7,200                 139
-   PAREXEL International Corp.                             10,400                 138
-   Wolverine Tube, Inc.                                     5,500                 138
-   Biotechnology General                                   21,200                 138
-   General Semiconductor, Inc.                             15,000                 137
-   Devry, Inc.                                              6,100                 136
    Wynn's International Inc.                                7,400                 136
    Chemed Corp.                                             4,100                 136
    Thor Industries, Inc.                                    4,800                 136
    CPI Corp.                                                4,100                 135
    Pennsylvania Enterprises Inc.                            4,400                 135
-   Brightpoint, Inc.                                       22,100                 134
-   General Communication, Inc.                             19,700                 134
    Analysts International Corp.                             9,300                 134
    Thomas Industries, Inc.                                  6,500                 133
-   Plains Resources                                         7,000                 133
-   Volt Information Sciences Inc.                           5,800                 133
    Standard Motor Products, Inc.                            5,400                 132
-   Maxxim Medical, Inc.                                     5,600                 131
    Luby's, Inc.                                             8,700                 130
-   The Dress Barn, Inc.                                     8,100                 130
-   Adaptive Broadband Corp.                                 5,900                 129
    Cato Corp. Class A                                      11,100                 129
-   NFO Worldwide, Inc.                                      9,200                 129
    Cash America International Inc.                         10,000                 129
-   RTI International Metals                                 8,700                 128
-   Magellan Health Services, Inc.                          12,700                 127
-   Ultratech Stepper, Inc.                                  8,400                 127
-   Epicor Software Corp.                                   17,000                 126
-   PictureTel Corp.                                        15,800                 126
-   Whittaker Corp.                                          4,500                 126
-   Read Rite Corp.                                         20,100                 125
    Pioneer Standard Electronics Inc.                       10,300                 124
-   Vantive Corp.                                           10,500                 120
-   Organogenesis, Inc.                                     12,800                 120
    Sturm, Ruger & Co., Inc.                                11,200                 120
-   GC Cos.                                                  3,300                 118
    Brush Wellman, Inc.                                      6,500                 118
-   Allen Telecom Inc.                                      10,900                 117
-   Aspen Technologies, Inc.                                 9,900                 116
-   Bombay Co.                                              15,000                 115
    Park Electrochemical Corp.                               4,000                 115
-   Cygnus Inc.                                              8,800                 114
    Hilb, Rogal and Hamilton Co.                             5,100                 114
-   Auspex Systems, Inc.                                    10,400                 113
    Bassett Furniture Industries, Inc.                       4,900                 112
-   Trimble Navigation Ltd.                                  8,700                 112
    BMC Industries, Inc.                                    10,800                 111
    IMCO Recycling, Inc.                                     6,500                 111
    Trenwick Group Inc.                                      4,500                 111
    National Presto Industries, Inc.                         2,900                 111
-   HS Resources Inc.                                        7,500                 111
    Southwestern Energy Co.                                 10,400                 110
-   Jo-Ann Stores, Inc. Class A                              7,300                 110
-   C-COR Electronics, Inc.                                  3,900                 109
    Lawson Products, Inc.                                    4,300                 108
-   Checkpoint Systems, Inc.                                12,100                 108
-   Mesa Air Group Inc.                                     14,200                 107
    Phillips-Van Heusen Corp.                               10,800                 107
-   Hanger Orthopedic Group, Inc.                            7,500                 106
-   Global Industrial Technologies, Inc.                     8,800                 106
    Titan International, Inc.                                8,800                 104
-   United Natural Foods, Inc.                               4,200                 104
-   Gardner Denver Inc.                                      6,400                 103
    Skyline Corp.                                            3,500                 103
-   Esterline Technologies Corp.                             7,100                 102
    Mississippi Chemical Corp.                              10,300                 101
-   Regeneron Pharmaceuticals, Inc.                         12,800                 100
-   The Gymboree Corp.                                       9,500                 100
    Vital Signs, Inc.                                        5,000                 100
    Fedders Corp.                                           14,900                 100
    American States Water Co.                                3,500                  99
    A.M. Castle & Co.                                        5,800                  99
-   Enzo Biochem, Inc.                                       9,900                  98
    Dimon Inc.                                              18,800                  98
    Guilford Mills, Inc.                                     9,400                  98
-   Griffon Corp.                                           12,400                  97
    Oxford Industries, Inc.                                  3,400                  96
    Robbins & Myers, Inc.                                    4,300                  96
    Merrill Corp.                                            6,600                  96
    Arctic Cat, Inc.                                        10,700                  96
-   Players International, Inc.                             13,300                  96
-   Offshore Logistics, Inc.                                 8,500                  95
-   Material Sciences Corp.                                  6,300                  94
    Schweitzer-Mauduit
      International, Inc.                                    6,300                  94
-   J & J Snack Foods Corp.                                  3,900                  94
    Pillowtex Designs                                        5,700                  93
    St. Mary Land & Exploration Co.                          4,500                  93
    Lindsay Manufacturing Co.                                5,200                  91
-   Network Equipment
      Technologies, Inc.                                     9,200                  91
-   Landry's Seafood Restaurants, Inc.                      11,000                  88
    Butler Manufacturing Co.                                 3,100                  87

---------------------------------------------------------------------------------------
                                                                                MARKET
TAX-MANAGED                                                                     VALUE*
SMALL-CAP FUND                                              SHARES               (000)
---------------------------------------------------------------------------------------
    Innovex, Inc.                                            6,100         $        85
    Republic Group Inc.                                      4,700                  85
-   Arkansas Best Corp.                                      8,500                  84
-   Family Golf Centers, Inc.                               10,900                  84
    Cascade Natural Gas Corp.                                4,400                  84
-   Valence Technology                                      11,300                  83
-   Just for Feet, Inc.                                     12,600                  81
    Nature's Sunshine Inc.                                   7,700                  81
    Commonwealth Industries Inc.                             6,400                  80
-   ETEC Systems, Inc.                                       2,400                  80
    Watkins-Johnson Co.                                      2,700                  80
-   SpaceLabs Medical, Inc.                                  4,200                  79
    Simpson Industries, Inc.                                 7,700                  79
    Pittston BAX Group                                       8,300                  79
-   Halter Marine Group, Inc.                               11,800                  78
-   U.S. Bioscience                                          7,900                  77
    O'Sullivan Corp.                                         6,200                  76
-   Lason Holdings, Inc.                                     1,500                  74
-   Insurance Auto Auctions, Inc.                            4,600                  74
-   Lydall, Inc.                                             6,200                  71
    Thomas Nelson, Inc.                                      6,100                  68
    Huffy Corp.                                              4,800                  67
-   Digi International, Inc.                                 6,400                  67
    Pope & Talbot, Inc.                                      5,500                  66
    CKE Restaurants Inc.                                     4,000                  65
-   Progress Software Corp.                                  2,300                  65
    Angelica Corp.                                           3,600                  63
    Harmon Industries, Inc.                                  3,200                  63
-   Cone Mills Corp.                                        10,500                  63
-   Flow International Corp.                                 5,800                  63
-   Sunrise Medical, Inc.                                    8,800                  63
-   McWorter Technologies Inc.                               4,300                  62
-   TBC Corp.                                                8,700                  61
    Central Vermont Public
      Service Corp.                                          4,800                  61
-   Royal Appliance
      Manufacturing Co.                                      8,800                  61
    Tredegar Corp.                                           2,800                  61
    K2 Inc.                                                  6,700                  60
-   Building Materials Holding Corp.                         5,200                  60
    Amcast Industrial Corp.                                  3,600                  59
-   Rural/Metro Corp.                                        6,100                  59
    Quaker Chemical Corp.                                    3,600                  58
    TCBY Enterprises, Inc.                                   9,500                  58
-   Taco Cabana                                              5,600                  57
    J. Baker, Inc.                                           6,600                  57
    X-Rite Inc.                                              8,800                  57
-   Noven Pharmaceuticals, Inc.                              9,300                  56
-   Hartmarx Corp.                                          13,400                  56
    Delta Woodside                                           9,300                  56
    Frozen Food Express
      Industries, Inc.                                       7,300                  56
-   Advanced Tissue Sciences Inc.                           17,000                  55
    Penford Corp.                                            3,400                  55
-   TETRA Technologies, Inc.                                 6,000                  55
    Bangor Hydro-Electric Co.                                3,400                  55
-   Carmike Cinemas, Inc. Class A                            3,400                  54
-   RailTex, Inc.                                            3,900                  54
    Telxon Corp.                                             6,700                  53
-   Applied Magnetics Corp.                                 17,300                  53
-   E. Gottschalk & Co., Inc.                                5,800                  53
-   Symmetricom Inc.                                         6,500                  53
-   Alliance Pharmaceutical Corp.                           20,000                  53
-   Itron, Inc.                                              6,100                  52
    Nash-Finch Co.                                           5,100                  51
    Lillian Vernon Corp.                                     3,900                  51
-   Standard Microsystem                                     6,700                  51
-   Remington Oil & Gas Corp.                               10,300                  50
    Birmingham Steel Corp.                                  11,900                  49
-   Coeur D'Alene Mines Corp.                               10,500                  49
    Steel Technologies, Inc.                                 5,100                  48
-   WHX Corp.                                                7,300                  48
-   Gibson Greetings, Inc.                                   7,500                  48
-   Hecla Mining Co.                                        22,700                  47
    The Dixie Group, Inc.                                    5,500                  47
-   Avid Technology, Inc.                                    2,800                  45
-   Cyrk International, Inc.                                 7,100                  43
    A.T. Cross Co. Class A                                   7,600                  42
-   Hologic, Inc.                                            7,400                  42
-   Exabyte Corp.                                           10,400                  40
-   Three-Five Systems, Inc.                                 2,800                  39
    Hancock Fabrics, Inc.                                    8,800                  39
    Haggar Corp.                                             2,900                  38
-   Pediatrix Medical Group, Inc.                            1,700                  36
-   System Software
      Associates, Inc.                                      21,300                  35
-   P-Com, Inc.                                              6,400                  34
-   USA Detergents, Inc.                                     5,500                  33
-   Panera Bread                                             5,200                  33
    Insteel Industries, Inc.                                 3,500                  31
    Spartan Motors, Inc.                                     5,400                  31
-   Southern Energy Homes, Inc.                              5,800                  31
-   Swiss Army Brands, Inc.                                  3,200                  28
-   Centigram Communications                                 3,000                  28
-   Genesis Health Ventures Inc.                             9,100                  27
-   Galey & Lord                                             6,000                  26
-   Ashworth, Inc.                                           5,600                  26
    Green Mountain Power Corp.                               2,300                  26
-   Nashua Corp.                                             2,600                  26
-   Komag, Inc.                                              7,700                  25
-   DAMARK International, Inc.                               3,000                  25
-   Black Box Corp.                                            500                  25
-   Intermagnetics General Corp.                             3,200                  25
-   TCSI Corp.                                               9,600                  25
-   Molecular Biosystems, Inc.                               8,600                  21
-   MicroAge, Inc.                                           5,200                  20
-   Books-a-Million Inc.                                     2,300                  17
-   Jan Bell Marketing Inc.                                  3,500                  12
-   Amresco, Inc.                                            1,800                  12
-   Curative Health Services Inc.                            2,100                  12
-   Biomatrix, Inc.                                            500                  11
-   Priority Healthcare Corp. Class A                          300                  10
-   North American Vaccine, Inc.                             2,100                  10
-   ADAC Laboratories                                        1,400                  10
-   Benton Oil & Gas Co.                                     2,900                   6
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $121,873)                                                            139,671
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                              FACE              MARKET
                                                            AMOUNT              VALUE*
                                                             (000)               (000)
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.7%)
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    4.87%, 7/1/1999                                         $1,279            $  1,279
    4.96%, 7/1/1999--Note G                                  1,090               1,090
---------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $2,369)                                                                2,369
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
    (COST $124,242)                                                            142,040
---------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
---------------------------------------------------------------------------------------
Other Assets--Note B                                                             1,182
Liabilities--Note G                                                             (2,845)
                                                                              ---------
                                                                                (1,663)
---------------------------------------------------------------------------------------
NET ASSETS (100%)                                                             $140,377
=======================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.

------------------------------------------------------------------------
                                                                 AMOUNT
                                                                  (000)
------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------
  Paid in Capital                                              $123,068
  Undistributed Net Investment Income                               276
  Accumulated Net Realized Losses                                  (765)
  Unrealized Appreciation--Note F                                17,798
------------------------------------------------------------------------
  NET ASSETS                                                   $140,377
========================================================================

  Investor Shares--Net Assets
    Applicable to 10,518,137 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                  $123,899
------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
    INVESTOR SHARES                                              $11.78
========================================================================

  Institutional Shares--Net Assets
    Applicable to 1,398,612 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                   $16,478
========================================================================
  NET ASSET VALUE PER SHARE--
    INSTITUTIONAL SHARES                                         $11.78
========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------------
                                                                               TAX-MANAGED
                                                                                  BALANCED
                                                                                      FUND
                                                                          -----------------
                                                                          SIX MONTHS ENDED
                                                                             JUNE 30, 1999
                                                                          -----------------
                                                                                     (000)
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
      Dividends                                                                    $   356
      Interest                                                                       2,838
      Security Lending                                                                  15
                                                                          -----------------
            Total Income                                                             3,209
                                                                          -----------------
EXPENSES
      The Vanguard Group--Note B
            Investment Advisory Services                                                41
            Management and Administrative                                              161
            Marketing and Distribution                                                  19
      Custodian Fees                                                                     7
      Auditing Fees                                                                      4
      Shareholders' Reports                                                              3
      Trustees' Fees and Expenses                                                       --
                                                                          -----------------
            Total Expenses                                                             235
            Expenses Paid Indirectly--Note C                                            (4)
                                                                          -----------------
            Net Expenses                                                               231
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                2,978
-------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                               2,332
-------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES            9,462
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $14,772
===========================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                            TAX-MANAGED         TAX-MANAGED
                                                                             GROWTH AND             CAPITAL        TAX-MANAGED
                                                                                 INCOME        APPRECIATION          SMALL-CAP
                                                                                   FUND                FUND               FUND
                                                                        -------------------------------------------------------
                                                                             SIX MONTHS          SIX MONTHS
                                                                                  ENDED               ENDED        FEB. 25* TO
                                                                          JUN. 30, 1999       JUN. 30, 1999      JUN. 30, 1999
                                                                        -------------------------------------------------------
                                                                                  (000)               (000)              (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
      Dividends                                                                $ 11,041            $  5,570            $   253
      Interest                                                                       89                  56                 73
      Security Lending                                                               15                 201                  4
                                                                        -------------------------------------------------------
            Total Income                                                         11,145               5,827                330
                                                                        -------------------------------------------------------
EXPENSES
      The Vanguard Group--Note B
            Investment Advisory Services                                             34                  34                  3
            Management and Administrative                                           411                 446                  3
            Shareholder Account Maintenance--Investor Shares                        942                 953                 35
            Shareholder Account Maintenance--Institutional Shares                     7                  15                  1
            Marketing and Distribution--Investor Shares                             132                 121                 --
            Marketing and Distribution--Institutional Shares                         --                  --                 --
      Custodian Fees                                                                 41                  22                 12
      Auditing Fees                                                                   4                   4                 --
      Shareholders' Reports--Investor Shares                                         16                  17                 --
      Shareholders' Reports--Institutional Shares                                    --                  --                 --
      Trustees' Fees and Expenses                                                     1                   1                 --
                                                                        -------------------------------------------------------
            Total Expenses                                                        1,588               1,613                 54
            Expenses Paid Indirectly--Note C                                         --                  (2)                --
                                                                        -------------------------------------------------------
            Net Expenses                                                          1,588               1,611                 54
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             9,557               4,216                276
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
      Investment Securities Sold                                                 (8,585)              9,931               (615)
      Futures Contracts                                                              --                  --               (150)
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                         (8,585)              9,931               (765)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      Investment Securities                                                     192,513             234,373             17,798
      Futures Contracts                                                              --                  --                 --
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                192,513             234,373             17,798
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $193,485            $248,520            $17,309
===============================================================================================================================

*Initial share purchase date. Subscription period for the fund was February 22, 1999, to March 24, 1999, during which time all assets were held in money market instruments.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

----------------------------------------------------------------------------------------------------------------------------
                                                                       TAX-MANAGED                      TAX-MANAGED
                                                                         BALANCED                    GROWTH AND INCOME
                                                                           FUND                            FUND
                                                            ------------------------------   -------------------------------
                                                               SIX MONTHS            YEAR       SIX MONTHS            YEAR
                                                                    ENDED           ENDED            ENDED           ENDED
                                                            JUN. 30, 1999   DEC. 31, 1998    JUN. 30, 1999   DEC. 31, 1998
                                                                    (000)           (000)            (000)           (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                      $  2,978     $     4,272       $    9,557      $   12,438
      Realized Net Gain (Loss)                                      2,332          (2,941)          (8,585)           (779)
      Change in Unrealized Appreciation (Depreciation)              9,462          24,859          192,513         228,690
                                                            ----------------------------------------------------------------
            Net Increase in Net Assets
                  Resulting from Operations                        14,772          26,190          193,485         240,349
                                                            ----------------------------------------------------------------
DISTRIBUTIONS
      Net Investment Income
            Investor Shares                                        (2,604)         (4,316)          (8,337)        (12,573)
            Institutional Shares*                                      --              --             (308)             --
      Realized Capital Gain
            Investor Shares                                            --              --               --                        --
            Institutional Shares*                                      --              --               --                        --
                                                            ----------------------------------------------------------------
                  Total Distributions                              (2,604)         (4,316)          (8,645)        (12,573)
                                                            ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
      Issued                                                       52,300          69,200          397,703         578,935
      Issued in Lieu of Cash Distributions                          2,259           3,808            6,912          10,083
      Redeemed**                                                   (5,180)         (7,715)         (96,149)        (43,655)
                                                            ----------------------------------------------------------------
            Net Increase--Investor Shares                          49,379          65,293          308,466         545,363
                                                            ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
      Issued                                                           --              --           57,383              --
      Issued in Lieu of Cash Distributions                             --              --              231              --
      Redeemed                                                         --              --             (246)             --
                                                            ----------------------------------------------------------------
            Net Increase--Institutional Shares*                        --              --           57,368              --
----------------------------------------------------------------------------------------------------------------------------
      Total Increase                                               61,547          87,167          550,674         773,139
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Period                                         206,932         119,765        1,352,431         579,292
                                                            ----------------------------------------------------------------
      End of Period                                              $268,479        $206,932       $1,903,105      $1,352,431
============================================================================================================================
(1)Shares Issued (Redeemed)--Investor Shares
      Issued                                                        3,030           4,462           14,343          24,760
      Issued in Lieu of Cash Distributions                            131             239              246             411
      Redeemed                                                       (302)           (500)          (3,457)         (1,982)
                                                            ----------------------------------------------------------------
            Net Increase in Shares Outstanding                      2,859           4,201           11,132          23,189
============================================================================================================================
(2)Shares Issued (Redeemed)--Institutional Shares
      Issued                                                           --              --            2,072              --
      Issued in Lieu of Cash Distributions                             --              --                8              --
      Redeemed                                                         --              --               (8)             --
                                                            ----------------------------------------------------------------
            Net Increase in Shares Outstanding                         --              --            2,072              --
============================================================================================================================

 *The Tax-Managed Balanced Fund does not offer Institutional Shares. **Net of redemption fees of $52,000, $77,000, $336,000, and $523,000, respectively.

-------------------------------------------------------------------------------------------------------------------
                                                                          TAX-MANAGED                  TAX-MANAGED
                                                                    CAPITAL APPRECIATION                 SMALL-CAP
                                                                             FUND                             FUND
                                                              --------------------------------       --------------
                                                                 SIX MONTHS              YEAR
                                                                      ENDED             ENDED          FEB. 25* TO
                                                              JUN. 30, 1999     DEC. 31, 1998        JUN. 30, 1999
                                                                      (000)             (000)                (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                      $    4,216       $     7,239             $    276
      Realized Net Gain (Loss)                                        9,931           (12,991)                (765)
      Change in Unrealized Appreciation (Depreciation)              234,373           299,070               17,798
                                                              -----------------------------------------------------
            Net Increase in Net Assets
                  Resulting from Operations                         248,520           293,318               17,309
                                                              -----------------------------------------------------
DISTRIBUTIONS
      Net Investment Income
            Investor Shares                                              --            (7,427)                  --
            Institutional Shares                                         --                --                   --
      Realized Capital Gain
            Investor Shares                                              --                --                   --
            Institutional Shares                                         --                --                   --
                                                              -----------------------------------------------------
                  Total Distributions                                    --            (7,427)                  --
                                                              -----------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
      Issued                                                        213,716           342,075              123,104
      Issued in Lieu of Cash Distributions                               --             6,434                   --
      Redeemed**                                                   (127,716)          (48,108)             (15,118)
                                                              -----------------------------------------------------
            Net Increase--Investor Shares                            86,000           300,401              107,986
                                                              -----------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
      Issued                                                        115,556                --               15,082
      Issued in Lieu of Cash Distributions                               --                --                   --
      Redeemed                                                           --                --                   --
                                                              -----------------------------------------------------
            Net Increase--Institutional Shares                      115,556                --               15,082
-------------------------------------------------------------------------------------------------------------------
      Total Increase                                                450,076           586,292              140,377
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Period                                         1,478,799           892,507                   --
                                                              -----------------------------------------------------
      End of Period                                              $1,928,875        $1,478,799             $140,377
===================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
      Issued                                                          7,815            15,346               11,923
      Issued in Lieu of Cash Distributions                               --               252                   --
      Redeemed                                                       (4,836)           (2,255)              (1,405)
                                                              -----------------------------------------------------
            Net Increase in Shares Outstanding                        2,979            13,343               10,518
===================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
      Issued                                                          4,385                --                1,399
      Issued in Lieu of Cash Distributions                               --                --                   --
      Redeemed                                                           --                --                   --
                                                              -----------------------------------------------------
            Net Increase in Shares Outstanding                        4,385                --                1,399
===================================================================================================================

 *Initial share purchase date. Subscription period for the fund was February
  22, 1999, to March 24, 1999, during which time all assets were held in money market instruments.
**Net of redemption fees of $182,000, $489,000, and $1,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     TAX-MANAGED BALANCED FUND
                                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED    --------------------------------------     JUL. 25* TO
THROUGHOUT EACH PERIOD                                 JUNE 30, 1999        1998      1997      1996     1995    DEC. 31, 1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.74      $14.67    $12.92    $11.85   $ 9.79           $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                      .21         .39       .37       .36      .31              .09
      Net Realized and Unrealized Gain (Loss)
            on Investments                                       .87        2.07      1.75      1.07     2.07             (.21)
                                                              -----------------------------------------------------------------
            Total from Investment Operations                    1.08        2.46      2.12      1.43     2.38             (.12)
                                                              -----------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                      (.18)       (.39)     (.37)     (.36)    (.32)            (.09)
      Distributions from Realized Capital Gains                   --          --        --        --       --               --
                                                              -----------------------------------------------------------------
            Total Distributions                                 (.18)       (.39)     (.37)     (.36)    (.32)            (.09)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $17.64      $16.74    $14.67    $12.92   $11.85           $ 9.79
===============================================================================================================================

TOTAL RETURN**                                                 6.48%      16.93%    16.55%    12.21%   24.52%           -1.40%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                      $268        $207      $120       $63      $39              $17
      Ratio of Total Expenses to
            Average Net Assets                                0.20%+       0.19%     0.17%     0.20%    0.20%               0%
      Ratio of Net Investment Income to
            Average Net Assets                                2.50%+       2.63%     2.77%     3.04%    3.06%           2.88%+
      Portfolio Turnover Rate                                   11%+          7%        7%        5%       5%               0%
===============================================================================================================================

 *Subscription period for the fund was July 25, 1994, to September 5, 1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.
**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                            TAX-MANAGED GROWTH AND INCOME FUND
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                              SIX MONTHS ENDED  ---------------------------------------    JUL. 25* TO
THROUGHOUT EACH PERIOD                                  JUNE 30, 1999      1998      1997     1996       1995   DEC. 31, 1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $26.55    $20.88    $15.89   $13.16     $ 9.77          $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                      .155       .29       .29      .27        .25             .09
      Net Realized and Unrealized Gain (Loss)
            on Investments                                      3.105      5.67      4.98     2.74       3.39            (.23)
                                                              -----------------------------------------------------------------
            Total from Investment Operations                    3.260      5.96      5.27     3.01       3.64            (.14)
                                                              -----------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                      (.140)     (.29)     (.28)    (.28)      (.25)           (.09)
      Distributions from Realized Capital Gains                    --        --        --       --         --              --
                                                              -----------------------------------------------------------------
            Total Distributions                                 (.140)     (.29)     (.28)    (.28)      (.25)           (.09)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $29.67     $26.55    $20.88   $15.89     $13.16          $ 9.77
===============================================================================================================================

TOTAL RETURN**                                                 12.31%    28.67%    33.31%   23.03%     37.53%          -1.70%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                     $1,842    $1,352      $579     $235        $98             $31
      Ratio of Total Expenses to
            Average Net Assets                                 0.20%+     0.19%     0.17%    0.20%      0.20%          0.20%+
      Ratio of Net Investment Income to
            Average Net Assets                                 1.17%+     1.32%     1.62%    2.04%      2.37%          2.82%+
      Portfolio Turnover Rate                                     5%+        4%        2%       7%         6%              0%
===============================================================================================================================

 *Subscription period for the fund was July 25, 1994, to September 5, 1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.
**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.

-------------------------------------------------------------------------------------------------------------
                                                                          TAX-MANAGED GROWTH AND INCOME FUND
                                                                                        INSTITUTIONAL SHARES
                                                                                                  MAR. 4* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                  JUN. 30, 1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $26.99
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                                                             .108
      Net Realized and Unrealized Gain (Loss) on Investments                                           2.721
                                                                                               --------------
            Total from Investment Operations                                                           2.829
                                                                                               --------------
DISTRIBUTIONS
      Dividends from Net Investment Income                                                             (.149)
      Distributions from Realized Capital Gains                                                           --
                                                                                               --------------
            Total Distributions                                                                        (.149)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                        $29.67
=============================================================================================================

TOTAL RETURN**                                                                                        10.51%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                                                               $61
      Ratio of Total Expenses to Average Net Assets                                                   0.10%+
      Ratio of Net Investment Income to Average Net Assets                                            1.26%+
      Portfolio Turnover Rate                                                                            5%+
=============================================================================================================

 *Inception.
**Total returns do not reflect the 2% redemption fee.
 +Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                              TAX-MANAGED CAPITAL APPRECIATION FUND
                                                                              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED  -----------------------------------------    JUL. 25* TO
THROUGHOUT EACH PERIOD                                JUNE 30, 1999      1998       1997       1996       1995   DEC. 31, 1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $25.69    $20.18     $15.95     $13.28     $ 9.95          $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                    .060       .13        .11        .12        .08             .04
      Net Realized and Unrealized Gain (Loss)
            on Investments                                    3.950      5.51       4.24       2.66       3.34            (.05)
                                                            -------------------------------------------------------------------
            Total from Investment Operations                  4.010      5.64       4.35       2.78       3.42            (.01)
                                                            -------------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                       --      (.13)      (.12)      (.11)      (.09)           (.04)
      Distributions from Realized Capital Gains                  --        --         --         --         --              --
                                                            -------------------------------------------------------------------
            Total Distributions                                  --      (.13)      (.12)      (.11)      (.09)           (.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $29.70    $25.69     $20.18     $15.95     $13.28          $ 9.95
===============================================================================================================================

TOTAL RETURN**                                               15.61%    27.95%     27.29%     20.92%     34.38%          -0.50%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                   $1,799    $1,479       $893       $517       $254             $70
      Ratio of Total Expenses to
            Average Net Assets                               0.20%+     0.19%      0.17%      0.20%      0.20%          0.20%+
      Ratio of Net Investment Income to
            Average Net Assets                               0.50%+     0.62%      0.70%      0.91%      0.97%          1.26%+
      Portfolio Turnover Rate                                  17%+        5%         4%        12%         7%              1%
===============================================================================================================================

 *Subscription period for the fund was July 25, 1994, to September 5, 1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.
**Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.

--------------------------------------------------------------------------------------------------------
                                                                  TAX-MANAGED CAPITAL APPRECIATION FUND
                                                                                   INSTITUTIONAL SHARES
                                                                                            FEB. 24* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                             JUN. 30, 1999
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $26.32
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                                                        .060
      Net Realized and Unrealized Gain (Loss) on Investments                                      3.330
                                                                                                --------
            Total from Investment Operations                                                      3.390
                                                                                                --------
DISTRIBUTIONS
      Dividends from Net Investment Income                                                           --
      Distributions from Realized Capital Gains                                                      --
                                                                                                --------
            Total Distributions                                                                      --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                   $29.71
========================================================================================================

TOTAL RETURN**                                                                                   12.88%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                                                         $130
      Ratio of Total Expenses to Average Net Assets                                              0.10%+
      Ratio of Net Investment Income to Average Net Assets                                        0.61%
      Portfolio Turnover Rate                                                                      17%+
========================================================================================================

 *Inception.
**Total returns do not reflect the 2% redemption fee.
  +Annualized.

---------------------------------------------------------------------------------------------------
                                                                        TAX-MANAGED SMALL-CAP FUND
                                                                                       FEB. 25* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        JUN. 30, 1999
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $10.00
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                                                   .023
      Net Realized and Unrealized Gain (Loss) on Investments                                 1.757
                                                                                           --------
            Total from Investment Operations                                                 1.780
                                                                                           --------
DISTRIBUTIONS
      Dividends from Net Investment Income                                                      --
      Distributions from Realized Capital Gains                                                 --
                                                                                           --------
            Total Distributions                                                                 --
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                              $11.78
===================================================================================================

TOTAL RETURN**                                                                              17.45%
===================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                                                    $124
      Ratio of Total Expenses to Average Net Assets                                         0.19%+
      Ratio of Net Investment Income to Average Net Assets                                  0.92%+
      Portfolio Turnover Rate                                                                 32%+
===================================================================================================

 *Initial share purchase date. Subscription period for the fund was February
  22, 1999, to March 24, 1999, during which time all assets were held in money market instruments. Performance measurement begins March 25, 1999.
**Total returns do not reflect the 1% purchase fee or 2% redemption fee.
 +Annualized.

---------------------------------------------------------------------------------------------------
                                                                        TAX-MANAGED SMALL-CAP FUND
                                                                              INSTITUTIONAL SHARES
                                                                                       APR. 21* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        JUN. 30, 1999
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $10.76
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                                                   .013
      Net Realized and Unrealized Gain (Loss) on Investments                                 1.007
                                                                                           --------
            Total from Investment Operations                                                 1.020
                                                                                           --------
DISTRIBUTIONS
      Dividends from Net Investment Income                                                      --
      Distributions from Realized Capital Gains                                                 --
                                                                                           --------
            Total Distributions                                                                 --
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                              $11.78
===================================================================================================

TOTAL RETURN**                                                                               9.48%
===================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                                                     $16
      Ratio of Total Expenses to Average Net Assets                                         0.10%+
      Ratio of Net Investment Income to Average Net Assets                                  0.86%+
      Portfolio Turnover Rate                                                                 32%+
===================================================================================================

 *Inception.
**Total returns do not reflect the 1% purchase fee or 2% redemption fee.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Tax-Managed Funds comprise the Tax-Managed Balanced, Tax-Managed Growth and Income, Tax-Managed Capital Appreciation, and Tax-Managed Small-Cap Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

         1. SECURITY VALUATION: Equity securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

         2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. FUTURES CONTRACTS: The Tax-Managed Small-Cap Fund used S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts to a limited extent to establish full exposure to the stock market at the commencement of operations of the fund. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         5. DISTRIBUTIONS: Distributions to shareholders are recorded on the exdividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

         6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts on municipal bonds are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At June 30, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

-----------------------------------------------------------------------------------------------
                            CAPITAL CONTRIBUTED            PERCENTAGE            PERCENTAGE
                                TO VANGUARD                 OF FUND             OF VANGUARD'S
TAX-MANAGED FUND                   (000)                   NET ASSETS          CAPITALIZATION
-----------------------------------------------------------------------------------------------
Balanced                          $  42                        0.01%                0.06%
Growth and Income                   273                        0.01                 0.38
Capital Appreciation                280                        0.01                 0.40
Small-Cap                            14                        0.01                 0.02
-----------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The Tax-Managed Balanced Fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended June 30, 1999, these arrangements reduced expenses by:

-----------------------------------------------------------------
                                            EXPENSE
                                           REDUCTION
                                             (000)
                            -------------------------------------
                            MANAGEMENT AND             CUSTODIAN
TAX-MANAGED FUND            ADMINISTRATIVE                FEES
-----------------------------------------------------------------
Balanced                           $2                      $2
Capital Appreciation               --                       2
-----------------------------------------------------------------

D. The Tax-Managed Growth and Income, Capital Appreciation, and Small-Cap Funds each offer two classes of shares. The Tax-Managed Growth and Income Fund issued its first Institutional Shares on March 4, 1999, the Tax-Managed Capital Appreciation Fund issued its first Institutional Shares on February 24, 1999, and the Tax-Managed Small-Cap Fund issued its first Institutional Shares on April 21, 1999. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the period ended June 30, 1999, represented the following percentages of average net assets:

------------------------------------------------------------------------------------
                                           INVESTOR           INSTITUTIONAL
TAX-MANAGED FUND                            SHARES                SHARES
------------------------------------------------------------------------------------
Growth and Income                            0.14%*               0.04%*
Capital Appreciation                         0.14*                0.04*
Small-Cap                                    0.13*                0.04*
-------------------------------------------------------------------------------------

*Annualized.

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the period ended June 30, 1999, purchases and sales of investment securities other than temporary cash investments were:

---------------------------------------------------------------
                                             (000)
                                -------------------------------
TAX-MANAGED FUND                PURCHASES             SALES
---------------------------------------------------------------
Balanced                         $ 57,558           $ 12,682
Growth and Income                 410,921             36,986
Capital Appreciation              345,512            139,670
Small-Cap                         132,052              9,564
---------------------------------------------------------------

         At December 31, 1998, the funds had available realized capital losses to offset future net capital gains through the following fiscal year-ends:

-------------------------------------------------------------------------
                                          EXPIRATION
                                   FISCAL YEAR(S) ENDING         AMOUNT
TAX-MANAGED FUND                          DECEMBER 31,           (000)
-------------------------------------------------------------------------
Balanced                                   2003-2007             $ 3,738
Growth and Income                          2004-2006               2,436
Capital Appreciation                       2003-2007              30,465
-------------------------------------------------------------------------

F. At June 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

---------------------------------------------------------------------------
                                                  (000)
                           ------------------------------------------------
                            APPRECIATED      DEPRECIATED    NET UNREALIZED
TAX-MANAGED FUND             SECURITIES      SECURITIES      APPRECIATION
---------------------------------------------------------------------------
Balanced                      $ 59,028        $ (2,731)        $ 56,297
Growth and Income              586,388         (11,771)         574,617
Capital Appreciation           837,953         (16,168)         821,785
Small-Cap                       19,785          (1,987)          17,798
---------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at June 30, 1999, and collateral received with respect to such loans were:


-------------------------------------------------------------------
                                          (000)
                        -------------------------------------------
                         MARKET VALUE                  CASH
                          OF LOANED                 COLLATERAL
TAX-MANAGED FUND          SECURITIES                 RECEIVED
-------------------------------------------------------------------
Balanced                  $    99                   $   205
Capital Appreciation       13,535                    14,094
Small-Cap                     823                     1,090
-------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson - Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                               OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                             OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of the Mcgraw-Hill Companies, Inc. Frank Russell
        Company is the owner of trademarks and copyrights relating to the
            Russell indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q872-08/26/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.